UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-00994
Burnham Investors Trust

(Exact name of registrant as specified in charter)
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

(Address of principle executive offices) (Zip Code)
Jon M. Burnham
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 874-3863
Date of fiscal year end: December 31
Date of reporting period: June 30, 2011

Item 1. report to shareholders.

JUNE 30, 2011

SEMI-ANNUAL Report

Burnham Fund

Burnham Financial Services Fund

Burnham Financial Industries Fund

Burnham U.S. Government Money Market Fund

THE BURNHAM FAMILY OF FUNDS

BURNHAM INVESTORS TRUST

Ticker Symbols

Class A	BURHX
Class B	BURIX
Class C	BURJX
Portfolio Manager

Jon M. Burnham
Since 1995
Minimum Investment

Regular accounts	$2,500
IRAs	$100
Asset Values

Net assets, in millions	$81,715
Net asset value per share
Class A	$30.30
Class B	$30.03
Class C	$29.25
Maximum Offering Price

Class A	$31.89
Maximum Sales Charge or CDSC

Class A	5.00%
Class C	1.00%
Expense Ratios(annualized)*

		Net
		(after expense
	Gross[1]	reimbursement) [1]
Class A	1.46%	1.46%
Class B	2.19%	2.19%
Class C	2.22%	2.22%

*	See Note 5 to the Financial Statements.
Inception

Class A	June 15, 1975
Class B	October 18, 1993
Class C	April 30, 2004

[1]	The Expense Ratios in this table do not match the ratios of expenses to average net assets in the “Financial Highlights” section of the report (the “Highlights Ratios”) because the Highlights Ratios reflect the operating expenses of the fund and do not include ratios of “Acquired Fund Fees and Expenses.” Acquired fund fees and expenses are expenses incurred indirectly by the Burnham Fund as a result of its investments in other investment funds.
All data as of June 30, 2011. Performance information assumes all distributions were reinvested. Class A performance information does not include the maximum 5% sales charge. Class B and C shares have different costs and performance will differ. You should consider the investment objectives, risks, charges and expenses of each Fund. The Funds’ prospectuses are available at www.burnhamfunds.com. Past performance isn’t a prediction of future performance. Read the prospectus carefully before investing.
Burnham Fund
“We continue to focus on companies that we believe will continue to show revenue growth along with pricing flexibility, earnings momentum, strong balance sheets and visionary management. Stock selection and a sell discipline are crucial during these times.”

Jon Burnham
Portfolio Manager
As of June 30, 2011, the Burnham Fund Class A shares rose 5.61% vs. the Standard and Poors 500® Index (total return) (“S&P 500® Index”), which rose 6.02%. The Morningstar Large-Cap Blend Index rose 5.45%. The Burnham Fund was ranked in the top 10% of its peer group for the first half of the year, and the top 4% for the trailing 12 month period (out of 1,825 funds).
The markets were off to a firm start in 2011 as stocks were propelled by both strong earnings reports and an accommodating Federal Reserve still administering QE2 (Quantitative Easing). The S&P 500® Index was up 5.92% for the first quarter. In the second quarter, geopolitical events returned front and center in a tense and volatile period for the markets. Political upheavals in the Middle East, and Libya in particular (the 17th largest oil producer and a net exporter of 270,000 b/d) caused petroleum prices to spike to $120/barrel (reached in March). In June, the Obama Administration released 30 million barrels from the strategic petroleum reserve, which alleviated pricing pressure. Japan’s devastating earthquake, tsunami and then nuclear crisis, plus concerns over European debt added to worries about the health of the global economy. Here at home, the U.S. economy (as measured by GDP) grew 0.4% in the first quarter (revised from initial reports of being up 1.9%) down from 3.0% in 2010. This decline in the GDP rate was primarily due to an upturn in imports, a decline in federal spending and a decline of non-residential fixed investment. The unemployment rate declined slightly from 9.6% in 2010 to 9.2% in June 2011. While some industries are showing increased hiring trends (hospitality and health care), many industries are flat, and government employment is trending down. Feeling the pinch from higher commodity costs, stagnant wages and unemployment, and declining disposable income, consumers continue to retrench and curtail expenditures. Consumer spending comprises two-thirds of the U.S. economy, and this pullback is negatively affecting GDP.
On the other hand, corporations have been reporting very strong second quarter numbers. According to Barron’s, profits and revenue are coming in 4% and 3% higher, respectively, than analyst projections. Margins are at high levels due to sharp cost cutting and focus on higher return businesses. As of this date, with 30% of companies having reported their quarterly results, 75% have come in better than expected (Reuters). Areas of strong results appear in Materials, Energy and Information Technology. Utilities, Financial Services and Telecommunication Services continue to show weakness. It remains unclear as to how further margins may be enhanced given stresses on costs and revenues as mentioned above.
As of June 30, 2011, our sector allocation favored Energy (27%), Consumer Discretionary (20%), Information Technology (15%) and Financial Services and Industrials each at 8%. Energy and Consumer Discretionary are overweighted in the portfolio vs. our benchmark (S&P 500® Index); Financial Services and Industrials are underweighted. The sectors that con- tributed most to performance on a total return basis were Financial Services, Energy and Consumer Discretionary. On an individual equity level, the investments that drove this outperformance (combining performance with portfolio weight) were Chipotle Mexican Grill, Inc., Class A, American Express Co., Baidu, Inc. – ADR, The Williams Companies, Inc. and Intuitive Surgical, Inc.
Conversely, the lowest allocations are in Health Care (3%) and Telecommunications Services (2%). The sectors that detracted from performance were Health Care and Information Technology. The worst performing positions (combining performance and portfolio weight) were Ford Motor Co., Kinder Morgan Management LLC, Las Vegas Sands Corp. and Devon Energy Corp.
We are writing this review in the aftermath of the political crisis over the expansion of the debt ceiling that has engulfed our nation and the global markets in disarray and concern. We had started the year quite positive on the prospect for equities, and on a fundamental level we are still in that camp. However, the ramifications of this fiscal policy impasse cannot be understated. We believe that while the crisis may have been averted temporarily, the political system in this country is bruised, and the populace is disgruntled and frustrated, and increasingly polarized. Austerity measures taken during a weak economic period has the potential to slow down a recovery or bring about another recession as various government contractors face lower revenues and associated employees lose their jobs. It limits the tools in the government’s arsenal to provide stimulus that may be needed to spur lagging growth. The presidential election is just 14 months away, and we will face renewed uncertainty while the candidates hash out their vision of the scope of government. Until we understand where the winner’s administration will place its priorities, it is difficult to take a long-term view.
According to S&P estimates for the period ended June 30, 2011, earnings are estimated to rise approximately 16.7% for 2011 and 14.2% for 2012, denoting a market P/E of 13x for 2011, and 11x for 2012, respectively. For the balance of the year, we continue to forecast that the industry leaders will be in growth technology (particularly mobile), materials, and energy. The yield on the S&P 500® Index is 1.9%, versus 10-year treasury rates of 2.74%. With earnings rising and cash on balance sheets growing off already high levels, investors have become attracted to companies that may increase their dividends or re-initiate dividends, buy back stock, or make acquisitions. The IPO calendar has been exciting and successful, highlighting prospects for growth equities. We continue to focus on companies that we believe will continue to show revenue growth along with pricing flexibility, earnings momentum, strong balance sheets and visionary management. Stock selection and a sell discipline are crucial during these times. We also seek total return in the form of dividend yield and earnings growth to provide an anchor during volatile periods.
2 BURNHAM FUND

PORTFOLIO INVESTMENTS
Asset Allocation (as a % of net assets)
The fund seeks capital appreciation, mainly long-term. Income is generally of lesser importance.

Industries - Common Stock	% net
(Net of written call options)	assets
Energy	27.12%
Consumer Discretionary	19.50%
Information Technology	14.80%
Financial Services	8.40%
Industrials	8.30%
Health Care	3.45%
Materials	2.59%
Telecommunications Services	2.28%
Consumer Staples	1.02%

87.46%

Top 10 Common Stock Holdings	% net
(Net of written call options)	assets
Apple, Inc.	8.22%
Chipotle Mexican Grill, Inc., Class A	6.28%
The Williams Companies, Inc.	4.81%
Kinder Morgan Management LLC	4.01%
McDonald’s Corp.	3.61%
American Express Co.	3.48%
Ford Motor Co.	3.38%
Caterpillar, Inc.	3.26%
Devon Energy Corp.	2.89%
Freeport-McMoRan Copper & Gold, Inc.	2.59%

42.53%

TOTAL RETURN†
Growth of $10,000 Over Ten Years

	with no	with max.
Average	sales charge	sales charge
Annual Returns	or CDSC	or CDSC
Class A
One year	32.07%	25.47%
Three years	4.47%	2.70%
Five years	5.94%	4.86%
Ten years	2.58%	2.06%

Class B
One year	31.08%	26.08%
Three years	3.69%	2.75%
Five years	5.15%	4.82%
Ten years	1.82%	1.82%

Class C
One year	31.08%	30.08%
Three years	3.70%	3.70%
Five years	5.17%	5.17%
Since inception	4.92%	4.92%

	with no	with max.
Cumulative	sales charge	sales charge
Total Returns	or CDSC	or CDSC
Class A
One year	32.07%	25.47%
Three years	14.01%	8.31%
Five years	33.47%	26.80%
Ten years	29.03%	22.57%

Class B
One year	31.08%	26.08%
Three years	11.47%	8.47%
Five years	28.56%	26.56%
Ten years	19.77%	19.77%

Class C
One year	31.08%	30.08%
Three years	11.52%	11.52%
Five years	28.68%	28.68%
Since inception	41.14%	41.14%
Performance Over
the Past Six Months
The Fund outperformed its peer group and narrowly underperformed its sector.
The sector is represented by the S&P 500® Index, an unmanaged index that includes a representative sample of 500 leading companies in leading industries in the U.S. economy.
The peer group is represented by the funds in the Morningstar Large-Cap Blend category.
Modern Portfolio Theory Statistics**

Three-Year Range

Beta	0.84
R2	89.23
Alpha	1.44
Standard Deviation	18.72
Sharpe Ratio	0.31

*	Keep in mind that indices have no management fees or brokerage costs.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

**	Source: Morningstar Direct
BURNHAM FUND 3

Ticker Symbols

Class A	BURKX
Class B	BURMX
Class C	BURNX
Portfolio Manager

Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception
Minimum Investment

Regular accounts	$2,500
IRAs	$100
Asset Values

Net assets, in millions	$50,437
Net asset value per share
Class A	$16.69
Class B	$15.74
Class C	$16.22
Maximum Offering Price

Class A	$17.57
Maximum Sales Charge or CDSC

Class A	5.00%
Class C	1.00%
Expense Ratios (annualized)*

		Net (after
	Gross	reimbursement)
Class A	1.94%	1.80%
Class B	2.65%	2.55%
Class C	2.66%	2.55%

*	See Note 5 to the Financial Statements.
Inception

Class A and B	June 7,1999
Class C	April 29, 2005
All data as of June 30, 2011. Performance information assumes all distributions were reinvested. Class A performance information does not include the maximum 5% sales charge. Class B and C shares have different costs and performance will differ. You should consider the investment objectives, risks, charges and expenses of each Fund. The Funds’ prospectuses are available at www.burnhamfunds.com. Past performance isn’t a prediction of future performance. Read the prospectus carefully before investing.
BURNHAM
Financial Services Fund
“We are cognizant that it has taken longer than initially expected for the full M&A thesis to unfold but we still feel as though the consolidation wave will be significant and provide meaningful return to the financial group.”

Anton Schutz
Portfolio Manager
The second quarter of 2011 ended very much reminiscent of the second quarter of 2010 amid increased volatility and mixed messages on the economy. The end of the Federal Reserve’s Quantitative Easing (QE2) Program and the debt ceiling debate were foremost in investors minds as the first half of the year drew to a close. Taken in conjunction with the continued overhang of the sovereign debt debacle and economic indicators that remain under pressure, investor sentiment has been extremely cautious and financials have not been exempt from that concern. The Burnham Financial Services Fund finished down 3.02% year to date, in comparison to the NASDAQ Bank Index that finished down 3.88%. In any case, we endeavor to achieve positive return and are disappointed in the first half of the year’s results but remain optimistic and well positioned for the positive events that we believe will play out within the sector. We are cognizant that it has taken longer than initially expected for the full M&A thesis to unfold, but we still feel as though the consolidation wave will be significant and provide meaningful return to the financial group.
Throughout most of the last six months, economic headlines, including elevated unemployment and a concern over a double dip in real estate have maintained pressure on the stock market. We are now seeing evidence that there is some recovery in certain geographies and the areas that remain under stress have resulted in the bulk of bank failures. Georgia, Florida and Illinois have led to date with the most failures in their respective states. We have taken advantage of this activity by investing in those names with the proven expertise and experience in executing Federal Deposit Insurance Corporation (“FDIC”) deals and the skill set in integrating operations for forward growth and efficiency. As an example, First California Financial Group, Inc. was a leading performer over the first half of the year as they have successfully completed two FDIC acquisitions.
While we do expect there will continue to be failures with the level of problem banks reaching 888 at the end of the first quarter, we also believe we are in the beginning stages of a “super cycle” of M&A that will last for several years. We have seen a precursor to this activity through the announced deals in the past few months. We held three of the names as acquisitions targets: Bancorp Rhode Island, Inc., Parkvale Financial Corp. and Tower Bancorp, Inc. In April, Bancorp Rhode Island, Inc. agreed to be acquired by Brookline Bancorp, Inc. for a 57% premium to the previous day’s closing price. In June, Parkvale Financial Corp. agreed to merge with FNB Corporation in an all stock transaction creating the fourth largest bank by deposits in Pittsburgh. Also in June, Tower Bancorp, Inc. agreed to be acquired by Susquehanna Bancshares, Inc. at a 41% premium to the previous day’s closing price. All three contributed positively and were among the top performers for the Fund.
A few of the names that detracted from Fund performance were Western Liberty Bancorp and Porter Bancorp, Inc. Western Liberty Bancorp has announced that they are currently exploring strategic alternatives. Unfortunately, at the same time one of the larger shareholders has elected to sell their position, which offset any positive momentum on their announced proposal. The company is one of the best capitalized banks in the country. We fully expect credit may worsen, but we believe their strong capital makes them an attractive franchise for the right suitor. Porter Bancorp, Inc. also has credit issues and were late to the game in recognizing losses and disposing of problem assets. Management has indicated that the economy in their local markets is improving and asset sales have been gaining traction.
Bank management teams and their boards are fatigued and struggling with growth options. Earnings thus far have been favorable as credit has improved and expenses have been managed down. Consolidation will accelerate in the banking industry as institutions look to provide meaningful returns to shareholders. We still feel the FDIC failures to be a good part of the near term and will be most beneficial to those financial institutions that have exercised the ability to execute on the deal and make it work. Longer term, whole bank deals will become more attractive as revenues continue to be challenged with increasing competition for credits and slow loan demand. Acquiring banks will look for cost saving opportunities, business line diversification and market share achieved through these deals.
4 FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS
Asset Allocation (as a % of net assets)
The fund seeks capital appreciation.

% net
Industries – Common Stock	assets
Banks – Regional	47.38%
Thrifts & Mortgage Finance	34.53%
Investment Banking & Brokerage	6.95%
Real Estate Investment Trusts	2.96%
Other Diversified Financial Services	2.44%
Registered Investment Company	2.37%
Unregistered Investment Company	0.60%
Diversified Banks	0.41%

97.64%

% net
Top 10 Common Stock Holdings	assets
1st United Bancorp, Inc.	5.69%
Oriental Financial Group, Inc.	5.11%
Cowen Group, Inc., Class A	4.25%
TFS Financial Corp.	3.84%
Citizens South Banking Corp., Inc.	3.51%
Charter Financial Corp.	3.40%
OmniAmerican Bancorp, Inc.	3.28%
Investors Bancorp, Inc.	3.22%
OceanFirst Financial Corp.	3.07%
Pennymac Mortgage Investment Trust	2.96%

38.33%

TOTAL RETURN†
Growth of $10,000 Over Ten Years

	with no	with max.
Average	sales charge	sales charge
Annual Returns	or CDSC	or CDSC
Class A
One year	0.35%	(4.67)%
Three years	6.47%	4.66%
Five years	(0.96)%	(1.97)%
Ten years	6.98%	6.43%

Class B
One year	(0.44)%	(5.42)%
Three years	5.66%	4.75%
Five years	(1.70)%	(2.02)%
Ten years	6.18%	6.18%

Class C
One year	(0.40)%	(1.39)%
Three years	5.67%	5.67%
Five years	(1.69)%	(1.69)%
Since inception	0.94%	0.94%

	with no	with max.
Cumulative	sales charge	sales charge
Total Returns	or CDSC	or CDSC
Class A
One year	0.35%	(4.67)%
Three years	20.69%	14.65%
Five years	(4.70)%	(9.46)%
Ten years	96.44%	86.62%

Class B
One year	(0.44)%	(5.42)%
Three years	17.95%	14.95%
Five years	(8.22)%	(9.68)%
Ten years	82.26%	82.26%

Class C
One year	(0.40)%	(1.39)%
Three years	18.00%	18.00%
Five years	(8.18)%	(8.18)%
Since inception	5.92%	5.92%
Performance Over
the Past Six Months
The Fund outperformed its sector and underperformed its peer group.
The sector is represented by the NASDAQ Bank Index, an unmanaged index of NASDAQ listed companies classified as banks. They include banks providing a broad range of financial services.
The peer group is represented by the funds in the Morningstar Specialty –Financial investment category.

Modern Portfolio Theory Statistics**

Three-Year Range

Beta	0.74
R2	62.13
Alpha	4.06
Standard Deviation	20.07
Sharpe Ratio	0.40

*	Keep in mind that indices have no man- agement fees or brokerage costs.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past perform- ance is not indicative of future results. Total return figures include the reinvest- ment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

**	Source: Morningstar Direct
FINANCIAL SERVICES FUND 5

Ticker Symbols

Class A	BURFX
Class C	BURCX
Class I	BMFIX
Portfolio Manager
Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception
Minimum Investment

Regular accounts	$2,500
IRAs	$100
Asset Values

Net assets, in millions	$80,736
Net asset value per share
Class A	$11.25
Class C	$10.97
Class I	$9.87
Maximum Offering Price

Class A	$11.84
Maximum Sales Charge or CDSC

Class A	5.00%
Class C	1.00%
Expense Ratios (annualized)*

	Class A	Class C	Class I
Expenses before waiver including dividend and interest expense	2.62%	3.32%	1.72%
Expenses net of waiver including dividend and interest expense	2.52%	3.21%	1.60%

*	See Note 5 to the Financial Statements.
Inception

Class A and C	April 30, 2004
Class I	December 16, 2009
All data as of June 30, 2011. Performance information assumes all distributions were reinvested. Class A performance information does not include the maximum 5% sales charge. Class C shares have different costs and performance will differ. You should consider the investment objectives, risks, charges and expenses of each Fund. The Funds’ prospectuses are available at www.burnhmafunds.com. Past performance isn’t a prediction of future performance. Read the prospectus carefully before investing.
BURNHAM
Financial Industries Fund
“Consolidation will accelerate in the banking industry as institutions look to provide meaningful returns to shareholders. We continue to favor those institutions that have excess capital and are looking to deploy through share repurchases, dividends and/or acquisitions.”

Anton Schutz
Portfolio Manager
The second quarter of 2011 ended very much reminiscent of the second quarter of 2010 amid increased volatility and mixed messages on the economy. The end of the Federal Reserve’s Quantitative Easing (QE2) Program and the debt ceiling debate were foremost in investors minds as the first half of the year drew to a close. Taken in conjunction with the continued overhang of the sovereign debt debacle, regulatory concerns and economic indicators that remain under pressure, investor sentiment has been extremely cautious and financials have not been exempt from that concern. The Burnham Financial Industries Fund (the “Fund”) finished down 5.62% year to date, in comparison to the KBW Bank Index that finished down 6.76%. In any case, we endeavor to achieve positive return and are disappointed in the first half of the year’s results but remain optimistic and well positioned for the positive events that we believe will play out within the sector.
Close to quarter end, clarification on capital level requirements and the announcement of less restrictive debit interchange rules, provided momentum for the sector. Although the large capitalization financial companies underperformed for most of the second quarter, earnings thus far have been positive and have shown continued progress in returning to a more normalized operating environment. We have witnessed continued credit improvement, building of diversified business lines, signs that commercial & industrial loan growth is firming, commercial real estate loan runoff’s easing and expense management. Capital levels are very high and banks are now looking at ways to deploy through a return of buybacks and dividends. We are cognizant that it has taken longer than initially expected for the full M&A thesis to unfold, but we still feel as though the consolidation wave will be significant and provide meaningful return to the financial group.
Throughout most of the last six months, economic headlines, including elevated unemployment and a concern over a double dip in real estate have maintained pressure on the stock market. We are now seeing evidence that there is some recovery in certain geographies. The Fund has invested in names that will benefit from improving fundamentals and within sub-sectors that have performed relatively well in the downturn. Short positions overall mitigated the downward pressure on the long investments in the Fund, but not to a material extent. We are not maintaining signifi- cant short exposure in the Fund currently as lower valuations and the potential for distressed banks to be acquired make it difficult to have any short conviction.
In the first half of 2011, the top performers for the Fund were Two Harbors Investment Corp., Beacon Federal Bancorp, Inc. and ViewPoint Financial Group. Two Harbors Investment Corp., a REIT, did several capital raises that were attractive to their book value and to earnings allowing them to pay a very high dividend. Beacon Federal Bancorp, Inc. trades at a significant discount to book value and actively looks to buyback stock. Lastly, ViewPoint Financial Group posted strong earnings growth and has become a top takeover target in Texas. They have passed their one year anniversary and we anticipate a buyback announcement is imminent.
A few of the names that detracted from Fund performance were Western Liberty Bancorp and Porter Bancorp, Inc. Western Liberty Bancorp has announced that they are currently exploring strategic alternatives. Unfortunately, at the same time one of the larger shareholders has elected to sell their position, which offset any positive momentum on their announced proposal. The company is one of the best capitalized banks in the country. We fully expect credit may worsen, but we believe their strong capital makes them an attractive franchise for the right suitor. Porter Bancorp, Inc. also has credit issues and was late to the game in recognizing losses and disposing of problem assets. Management has indicated that the economy in their local markets is improving and asset sales have been gaining traction.
Bank management teams and their boards are fatigued and struggling with growth options. Earnings thus far have been favorable as credit has improved and expenses have been managed down. Consolidation will accelerate in the banking industry as institutions look to provide meaningful returns to shareholders. We continue to favor those institutions that have excess capital and are looking to deploy through share repurchases, dividends and/or acquisitions. We fully anticipate that as the recovery stretches out, regulatory uncertainties are clarified and more bank deals are announced, bank management teams will be more aggressive in seeking strategic partnerships. The financial sector offers good value here and we expect pricing momentum to accelerate in the second half of 2011, particularly as external clouds dissipate.
6 FINANCIAL INDUSTRIES FUND

PORTFOLIO INVESTMENTS
Asset Allocation (as a % of net assets)

Long Positions	100.46%
Short Positions	(12.58)%
Cash and Other Assets, Less Liabilities	12.12%

100.00%

The fund seeks capital appreciation.

Top Industries
(as a % of Net Assets)	Long %	Short %	Net %
Banks — Regional	35.16%	-7.83%	27.33%
Thrifts & Mortgage Finance	19.19%	0.00%	19.19%
Other Diversified Financial Services	16.88%	-0.05%	16.83%
Investment Banking & Brokerage	13.92%	-0.13%	13.79%
Real Estate Investment Trusts	8.40%	-2.52%	5.88%
Diversified Banks	3.45%	-0.19%	3.26%
Registered Investment Company	2.55%	0.00%	2.55%
Multi-line Insurance	0.91%	-0.04%	0.87%
Life & Health Insurance	0.00%	-1.82%	-1.82%

	100.46%	-12.58%	87.88%

Top 10 Common Stock Holdings	% net
(Net of written options)	assets
1st United Bancorp, Inc.	8.11%
Citigroup, Inc.	6.39%
Pennymac Mortgage Investment Trust	6.11%
Oriental Financial Group, Inc.	6.10%
Centerstate Banks, Inc.	6.00%
Cowen Group, Inc., Class A	5.65%
Gleacher & Co., Inc.	5.05%
Investors Bancorp, Inc.	4.91%
TFS Financial Corp.	4.80%
Western Liberty Bancorp	4.54%
57.66%
TOTAL RETURN†
Growth of $10,000 Since Inception

	with no	with max.
Average	sales charge	sales charge
Annual Returns	or CDSC	or CDSC
Class A
One year	0.40%	(4.62)%
Three years	9.33%	7.47%
Five years	5.17%	4.10%
Since inception	7.49%	6.73%
Class C
One year	(0.37)%	(1.35)%
Three years	8.52%	8.52%
Five years	4.42%	4.42%
Since inception	6.74%	6.74%
Class I
One year	0.53%	0.53%
Since inception	0.15%	0.15%

	with no	with max.
Cumulative	sales charge	sales charge
Total Returns	or CDSC	or CDSC
Class A
One year	0.40%	(4.62)%
Three years	30.67%	24.14%
Five years	28.68%	22.24%
Since inception	67.90%	59.50%
Class C
One year	(0.37)%	(1.35)%
Three years	27.79%	27.79%
Five years	24.18%	24.18%
Since inception	59.62%	59.62%
Class I
One year	0.53%	0.53%
Since inception	0.23%	0.23%
Performance Over
the Past Year
The Fund outperformed its sector and underperformed its peer group.
The sector is represented by the KBW Bank Index, a capitalization weighted index composed of 24 diverse stocks representing national money center banks and leading regional institutions.
The peer group is represented by the funds in the Morningstar Specialty – Financial investment category.
Modern Portfolio Theory Statistics**
Three-Year Range

Beta	0.73
R2	65.20
Alpha	6.63
Standard Deviation	19.19
Sharpe Ratio	0.55

*	Keep in mind that indices have no management fees or brokerage costs.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

**	Source: Morningstar Direct
FINANCIAL INDUSTRIES FUND 7

Burnham U.S. Government Money Market Fund

Ticker Symbol	BUTXX
Portfolio Manager

Seth H. Frimere
Reich & Tang Asset Management LLC
Since inception
Minimum Investment

Regular accounts	$2,500
IRAs	$100
Asset Values

Net assets, in millions	$232,057
Net asset value per share	$1.00
Expense Ratios (annualized)*

Gross	0.72%
Net (after reimbursement)	0.20%

*	See Note 5 to the Financial Statements.
Inception October 13, 1999
YIELD AND TOTAL RETURN†
Yield and Maturity – Burnham U.S.
Government Money Market Fund

Daily Yield	0.00%
7-day effective yield	0.00%
30-day effective yield	0.00%
Weighted average days to maturity	33
Average Annual Return – Burnham
U.S. Government Money Market Fund

One Year	0.00%
Three Years	0.09%
Five Years	1.55%
Ten Years	1.52%
Cumulative Total Return – Burnham
U.S. Government Money Market Fund

One Year	0.00%
Three Years	0.28%
Five Years	7.97%
Ten Years	16.25%

†	The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.
You should consider the investment objectives, risks, charges and expenses of each Fund. The Funds’ prospectuses are available at www.burnhamfunds.com.
BURNHAM
U.S. Government
Money Market Fund
“In our opinion, the economy will continue to show evidence of restrained growth and there will be moments where the fear of a double-dip recession will rear its ugly head. We believe that there will be some proof of an economic resurgence by the end of 2011 or the early part of 2012 and short-term interest rates will begin their rise.”

Seth Frimere
Portfolio Manager
The second quarter of 2011 concluded with a triad of economic “pressure points” that garnered our market’s attention. The flare-up of European contagion fears stimulated by the Greek Parliament’s last minute avoidance of a debt default scenario; the conclusion of the Federal Open Market Committee’s (FOMC) second round of quantitative easing (QE2); and our short-term market’s drive for liquidity to meet quarter-end requirements. This “perfect storm” of economically charged events encouraged many to reduce their exposure and duration to European entities and join the market’s crowded flight to top-rated investments, such as U.S. government debt obligations and overnight repurchase agreements collateralized by such securities. As a result, short-term interest rates continued to fall and the hunt for suitable investments with improved yields became more challenging.
In the face of such headline economic and credit events, our proactive style of investment management continues to suit us well. Investment decisions have always been based upon our own credit analysis and are not in response to market emotions generated by recent events or opinions. We strive to take action preemptively in order to avoid an unsavory scenario that might require a difficult investment decision.
The investment world continues to carefully monitor the FOMC’s publications and the opinions of its members. In the wake of the FOMC’s observance that our nation’s economic recovery is emerging “more slowly than the Committee had expected”, the FOMC has decided to maintain the federal funds target range at zero to one quarter percent. They have also stated that it is appropriate that the committee continues to “maintain its existing policy of reinvesting principal payments from its securities holdings” while not requiring a third round of increasing their balance sheet.
There remains some debate and dissention among the FOMC members regarding the necessary duration of this low interest rate environment and when they should begin the process of removing this historic level of accommodation. One side of the debate believes the current level of support may actually cause more harm in the future by encouraging the next asset bubble scenario, while the opposite side believes the sensitive nature of our economy’s recovery requires a longer period of assistance that will “foster maximum employment and price stability”.
Ultimately, every interested party in government and those affected by their enacted policies have a common interest in the future of our economy. The decisions necessary to promote a healthy revival across all markets have required some level of negotiation and compromise amongst various schools of thought regarding the most optimum path towards recovery. In our opinion, the economy will continue to show evidence of restrained growth and there will be moments where the fear of a double-dip recession will rear its ugly head. We believe that there will be some proof of an economic resurgence by the end of 2011 or the early part of 2012 and short-term interest rates will begin their rise. Safety and preservation of capital has always been our primary goal, therefore, we will continue to be cautious with all of our purchases to maintain liquidity and preserve capital in the fund.
PORTFOLIO INVESTMENTS
8 MONEY MARKET FUND

The
FINANCIAL PAGES
About the Information in this Section
On these pages, you’ll find some general background about Burnham Investors Trust as well as details about each fund.
The tables showing financial results are intended to give a picture of each fund’s operations over the reporting period as well as a “snapshot” of its assets and liabilities as of the report date.
The text and notes in this section provide context and further detail. These are an integral part of the financial statements: a reader would not be able to gain an accurate understanding of the financial information without reading the text and notes.
ABOUT THE FUNDS
Business Structure
The funds are part of Burnham Investors Trust (the “trust”), a Delaware statutory trust. The trust is registered with the U.S. Securities and Exchange Commission as an open-end investment company, commonly known as a mutual fund. Each fund is a diversified series of the trust, with the exception of Burnham Financial Industries Fund, which is non-diversified.
Burnham Financial Services Fund and Burnham U.S. Government Money Market Fund began operations after the creation of the trust on August 20, 1998. The Burnham Financial Industries Fund commenced operations on April 30, 2004. The Burnham Fund commenced operations in 1975.
Shareholder Returns
Shareholders can obtain the most recent fund returns by calling 1-(800)-874-3863 or on the trust’s website at http://www.burnhamfunds.com.
Administration
The following entities handle the funds’ main activities:
Adviser/Administrator
Burnham Asset Management Corporation
1325 Avenue of the Americas
New York, NY 10019
Manages each fund’s assets, either directly or by choosing a subadviser, provides offices and personnel, and supervises non-investment-related operations.
Distributor
Burnham Securities Incorporated
1325 Avenue of the Americas
New York, NY 10019
Under the funds’ (non-money market fund) 12b-1 plans, the distributor must use its best efforts to sell shares of each fund and share class.
Transfer Agent
BNY Mellon
760 Moore Road
King of Prussia, PA 19406
Handles shareholder transactions in fund shares.
Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
Holds and settles the funds’ portfolio securities.
Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square,
Suite 2000
Philadelphia, PA 19103
Oversees legal affairs for the trust.
Share Classes
The funds offer share classes, as follows:
•	One share class, without redemption fee

Burnham U.S. Government Money Market Fund

•	Two share classes, Class A having a maximum front-end sales charge of 5.00% and Class C having a maximum back-end sales charge of 1.00%.

Burnham Fund*

Burnham Financial Services Fund*

•	Three share classes, Class A having a maximum front-end sales charge of 5.00%, Class C having a maximum back-end sales charge of 1.00% and Class I without a sales charge.

Burnham Financial Industries Fund
The Contingent Deferred Sales Charge (“CDSC”) on Class B shares declines to zero after six years of owning the shares, and doesn’t apply to shares acquired through reinvestment.
The CDSC on Class C shares declines to zero after the first year and doesn’t apply to shares acquired through reinvestment.
Each fund keeps track of its share sales by share class. The trust may issue any number of shares of each fund and class.
*Burnham Fund and Burnham Financial Services Fund formerly offered Class B shares. Class B having a maximum CDSC of 5.00%. Since June 30, 2004, Class B shares are no longer offered to new investors. After 8 years, the existing Class B shares will automatically convert to Class A shares.
Distributions to Shareholders
Each fund distributes its net investment income and net realized capital gains to shareholders every year. The funds intend to qualify as regulated investment companies under the provisions of the Internal Revenue Code of 1986, as amended, allowing them to pay no federal income taxes.
Burnham U.S. Government Money Market Fund expects to declare income distributions daily and pay them monthly; Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund expect to declare and pay income distributions once a year. Except for the Burnham U.S. Government Money Market Fund, which is not designed to generate capital gains, each fund expects to declare and pay distributions from net realized capital gains once a year.
FINANCIAL PAGES 9

ABOUT THE FINANCIAL STATEMENTS
The financial statements for the funds appear on the following pages. These statements cover the funds’ activities over the report period and show where each fund stood as of the last day of the period (in this case, June 30, 2011).The financials appear on a fund-by-fund basis, with the funds in the same order as in the performance discussions earlier in this report.
Portfolio Holdings
Each fund provides a complete listing of the investments in its portfolio, as those investments were on the report date. Holdings are grouped by type. For those funds that invest in stocks, we show each portfolio company according to the industry in which it is grouped. The groupings that we use are based on those used by Standard & Poor’s Financial Services LLC, with minor modifications. The percentage numbers that appear by the category headings show the percentage of a fund’s net assets represented by that category of security.
Because securities change in value and the funds buy and sell investments, each fund’s holdings are likely to have been different earlier in the report period, and they are also likely to have changed since the report date. However, they do give an accurate picture of the fund at a particular moment in time.
Statement of Assets and Liabilities
Each fund’s Statement of Assets and Liabilities is its balance sheet, showing where the fund stood as of the report date. We present each fund’s total assets and its total liabilities; the difference between the two is the fund’s net assets.
Statement of Operations
The Statement of Operations shows what a fund earned over the course of the time period covered by the report, as well as what it spent. Each fund’s Statement of Operations also totals the fund’s gains and losses on investments, counting those gains and losses that the fund may have realized and those that remain unrealized (that is, losses or gains that were only “on paper” as of the end of the report period).
Statement of Changes in Net Assets
Three major factors determine the size of a mutual fund’s assets: the performance of its investments, how much money investors put in or take out, and amounts paid out in dividends. Each fund’s Statement of Changes in Net Assets reflects all of these factors (along with other factors that affect asset size), showing the overall change in a fund’s size from the beginning of the report period to the end.
Financial Highlights
These show, in summary form, each fund’s performance for the past five years (or less, in the case of new funds). In semi-annual reports, there are also figures for the six-month report period. The information in the first part of each Financial Highlights table reflects financial results for a single fund share. For each fund, the total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions and excluding all sales charges.
Risks not Reflected in Balance Sheets
Except for the U.S. Government Money Market Fund, the funds have the ability to use various techniques and securities that may affect a fund’s investment results and risk profile in ways that are not reflected on its balance sheet. These include written options, purchased options and short sales. To accurately assess the potential impact of these investments on the fund, it’s necessary to consider not just the financial instruments themselves but all related and offsetting positions the fund may hold.
ACCOUNTING POLICIES
The following are brief descriptions of the accounting policies the funds have used in preparing the financial statements in this report. These policies are consistent with generally accepted accounting principles for U.S. mutual funds.
Valuing Securities
Fair Value Pricing
Each fund (other than the Burnham U.S. Government Money Market Fund) values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. By its nature a fair value price is an estimate and differences between fair value and what a security is sold for could be material. Securities for which market quotations are not readily available, or that have quotations which Management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. For additional information see Note 15 to the Notes to Financial Statements.
The funds use these methods to value portfolio securities:
Stocks and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price (“NOCP”) on the valuation date. If there are no trades or there is no closing price that day, securities are valued at the last available or official bid price.
Bonds and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.
Money market instruments and other temporary cash investments are valued differently depending on the fund. The Burnham U.S. Government Money Market Fund values them at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date. The remaining funds use this method for temporary cash investments whose maturity is less than 60 days. For temporary cash investments whose maturity is longer than 60 days, the remaining funds value them the same way bonds are valued.
10  FINANCIAL PAGES

Repurchase agreements, which each fund can use as long as the counterparties meet the Trustees’ credit standards, are recorded at cost. Any repurchase agreements must be fully collateralized by U.S. government securities, which are held by a custodian bank until the agreements mature. These securities are monitored daily to ensure that their value (including interest) is at least 102% of the amount owed to a fund under the related repurchase agreement. In the event of counter-party default, a fund has the right to use the collateral to offset losses incurred. There is potential loss in the event a fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.
Option Contracts were written or purchased by the non-money market funds to manage exposure to certain changes in the market or as a substitute for securities transactions. When a Fund writes a call or put option, it records the amount received as an asset and an equivalent amount as a liability. The fund subsequently marks-to-market the liability to reflect the current value of the option written. The writing or purchase of put or call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than or lower than in current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. When an option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.
Exchange traded options are valued at the last sale price, or if no sales are reported, options are valued at the last bid price for purchased options and for written options.
Short Sales
The non-money market funds may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured daily by management. During the period ended June 30, 2011, the Burnham Financial Industries Fund sold short to hedge its long positions in periods of market decline and to take advantage of negative information about companies gained from the Adviser’s research. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of the securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times; cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the fund’s prime broker. The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.
Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected in the Statement of Assets and Liabilities. This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the period, only Burnham Financial Industries Fund engaged in short sales.
Accounting for Portfolio Transactions
The funds account for purchases and sales of portfolio securities as of each security’s trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.
Multiple Class Allocations
Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
Distributions and Taxes
The funds record distributions on the ex-dividend date. On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.
Affiliated Parties
Certain trustees and officers of the trust may also be trustees, officers and/or employees of the adviser, administrator, or distributor. The trust paid only trustees not currently affiliated with the trust. None of the trust’s officers received any compensation from the trust.
Expenses
Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund. Fund expenses that are not class specific are allocated to each class based upon its relative proportion of net assets to the fund’s total net assets. Differences in class-level expenses may result in payment of different per share dividends by class.
Use of Management Estimates
Management has had to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.
Securities Lending
The funds lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security on loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.
When a fund lends securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral.
FINANCIAL PAGES 11

Burnham Fund
Portfolio Holdings As of June 30, 2011 — (Unaudited)

	Number of
	Shares	Value
Common Stocks 87.59% (percentage of net assets)
CONSUMER DISCRETIONARY 19.63%
Auto Manufacturers 3.37%
• Ford Motor Co.	200,000	$2,758,000

Casino & Gaming 1.81%
• Las Vegas Sands Corp.	35,000	1,477,350

Homebuilding 0.47%
• Pulte Group, Inc.	50,000	383,000

Restaurants 13.98%
Arcos Dorados Holdings, Inc., Class A	50,000	1,054,500
• Chipotle Mexican Grill, Inc., Class Aa	17,000	5,239,230
Darden Restaurants, Inc.	20,000	995,200
McDonald’s Corp.	35,000	2,951,200
Starbucks Corp.	30,000	1,184,700

		11,424,830

Total Consumer Discretionary (cost: $8,781,080)		16,043,180

CONSUMER STAPLES 1.02%
Packaged Food & Meats 1.02%
• The Hain Celestial Group, Inc.	25,000	834,000

Total Consumer Staples (cost: $758,163)		834,000

ENERGY 27.12%
Integrated Oil & Gas 3.83%
Chevron Corp.	20,000	2,056,800
Royal Dutch Shell PLC[b]	15,000	1,076,250

		3,133,050

Oil & Gas —Equipment & Services 1.25%
Halliburton Co.	20,000	1,020,000

Oil & Gas —Exploration & Production 5.69%
BreitBurn Energy Partners LP [b]	70,000	1,362,200
Devon Energy Corp.	30,000	2,364,300
• McMoRan Exploration Co.	50,000	924,000

		4,650,500

Oil & Gas —Refining and Marketing 0.77%
Sunoco, Inc.	15,000	625,650

Oil & Gas —Storage & Transportation 14.29%
El Paso Corp.	40,000	808,000
Energy Transfer Equity LP	25,000	1,124,000
• Kinder Morgan Management LLC	50,000	3,279,500
MarkWest Energy Partners LP	30,000	1,447,200
The Williams Companies, Inc.	130,000	3,932,500
Williams Partners LPb	20,000	1,083,600

		11,674,800

Oil & Gas Drilling 1.29%
Seadrill Ltd.[b]	30,000	1,058,400

Total Energy (cost: $13,296,712)		22,162,400

FINANCIAL SERVICES 8.40%
Consumer Finance 3.48%
American Express Co.	55,000	2,843,500

Life & Health Insurance 2.15%
MetLife, Inc.	40,000	1,754,800

Other Diversified Financial Services 2.77%
Citigroup, Inc.	25,000	1,041,000
JPMorgan Chase & Co.	30,000	1,228,200

		2,269,200

Total Financial Services (cost: $3,666,268)		6,867,500

HEALTH CARE 3.45%
Biotechnology 2.08%
• Regeneron Pharmaceuticals, Inc.	30,000	1,701,300

Health Care Equipment 1.37%
• Intuitive Surgical, Inc.	3,000	1,116,330

Total Health Care (cost: $2,357,426)		2,817,630

INDUSTRIALS 8.30%
Aerospace & Defense 1.36%
The Boeing Co.	15,000	1,108,950

Construction & Engineering 2.53%
Chicago Bridge & Iron Co. NV	20,000	778,000
Fluor Corp.	20,000	1,293,200

		2,071,200

Construction, Farm Machinery & Trucks 3.26%
Caterpillar, Inc.	25,000	2,661,500

Industrial Conglomerates 1.15%
General Electric Co.	50,000	943,000

Total Industrials (cost: $3,877,431)		6,784,650

INFORMATION TECHNOLOGY 14.80%
Computer Storage & Peripherals 1.01%
• EMC Corp.	30,000	826,500

Computer Hardware 10.32%
• Apple, Inc.	20,000	6,713,400
International Business Machines
Corp.	10,000	1,715,500

		8,428,900

Internet Software & Services 1.86%
• Google, Inc., Class A	3,000	1,519,140

Systems Software 1.61%
Oracle Corp.	40,000	1,316,400

Total Information Technology (cost: $4,396,059)		12,090,940

12 BURNHAM FUND	See Notes to Financial Statements

Burnham Fund
Portfolio Holdings (Continued) As of June 30, 2011 — (Unaudited)

	Number of
	Shares	Value
MATERIALS 2.59%
Diversified Metals & Mining 2.59%
Freeport-McMoRan Copper & Gold, Inc.	40,000	$2,116,000

Total Materials (cost: $1,199,433)		2,116,000

TELECOMMUNICATIONS SERVICES 2.28%
Integrated Telecommunications Services 2.28%
Verizon Communications, Inc.	50,000	1,861,500

Total Telecommunications Services (cost: $1,505,270)		1,861,500

Total Common Stocks (cost: $39,837,842)		71,577,800

Preferred Stock 1.19%
(percentage of net assets)

CONSUMER DISCRETIONARY 1.19%
Auto Manufacturers 1.19%
General Motors Co.	20,000	974,800

Total Consumer Discretionary (cost: $979,031)		974,800

Total Preferred Stock (cost: $979,031)		974,800

Exchange Traded Fund 3.57%
(percentage of net assets)
• SPDR Gold Trust	20,000	2,919,600

Total Exchange Traded Fund (cost: $1,538,510)		2,919,600

Short-Term Instruments[c] 13.51%
(percentage of net assets)

Money Market Fund 5.61%
Invesco Aim Short-Term
Investment Trust —Liquid
Assets Portfolio[d]	4,581,720	4,581,720

Total Money Market Fund (cost: $4,581,720)		4,581,720

	Face
	Value
Time Deposit 7.90%
HSBC Bank USA
0.03%, 7/01/11	$6,453,232	6,453,232

Total Time Deposit (cost: $6,453,232)		6,453,232

Total Short-Term Instruments (cost: $11,034,952)		11,034,952

Total Investments 105.86%
(Cost: $53,390,335)	$86,507,152

Call options written (0.13)%
(Premiums received: $62,628)	(107,820)
Liabilities, less cash and other assets (5.73)%	(4,684,029)

Net Assets 100.00%	$81,715,303

	Number of
	Contracts
Call Option Written (0.13)% (percentage of net assets)
Chipotle Mexican Grill, Inc., Class A Calls @ 280 due Sep 11	30	$(107,820)

Total Call Option Written (Premiums received: $62,628)		$(107,820)

Federal Income Tax Basis of Investment Securities
The tax cost of the fund at June 30, 2011, based on securities owned was $53,390,335. The unrealized gross appreciation/ (depreciation) for all securities in the fund at June 30, 2011 was $33,207,931 and $(91,114), respectively.

•	Indicates securities that do not produce income.

a	Securities or partial securities on which call options were written.

b	All or portion of security out on loan.

c	Inclusive of all short term holdings, including collateral received from security lending activities. Not including such collateral, the percentage of portfolio holdings would be 7.90%.

d	Represents investment of collateral received from securities lending transactions.

See Notes to Financial Statements	BURNHAM FUND 13

BURNHAM Financial Services Fund
Portfolio Holdings As of June 30, 2011 — (Unaudited)

	Number of
	Shares	Value
Common Stocks 97.64% (percentage of net assets)
BANKS 47.79%
Banks — Regional 47.38%
• 1st United Bancorp, Inc.	461,107	$2,868,086
Alliance Financial Corp.	12,500	381,625
• Ameris Bancorp[a]	50,000	443,500
BancorpSouth, Inc.	25,000	310,250
Berkshire Hills Bancorp, Inc.	40,049	896,697
• Cape Bancorp, Inc.	49,750	497,500
Centerstate Banks, Inc.	207,100	1,433,132
• Citizens Republic Bancorp, Inc.	200,000	138,020
• Connecticut Bank & Trust Co.	60,100	393,054
Enterprise Financial Services Corp.	25,000	338,250
Financial Institutions, Inc.	49,755	816,977
• First California Financial Group, Inc.	258,027	917,286
• First Connecticut Bancorp, Inc.	20,000	221,600
FirstMerit Corp.	40,000	660,400
• Guaranty Bancorp	400,000	536,000
Hancock Holding Co.	36,504	1,130,894
Heritage Financial Corp.	25,000	323,250
• Jacksonville Bancorp, Inc.	57,701	380,250
Lake Shore Bancorp, Inc.	34,875	357,817
• OmniAmerican Bancorp, Inc.	110,391	1,652,553
Oriental Financial Group, Inc.	200,000	2,578,000
• Park Sterling Corp.	32,550	161,448
• Popular, Inc.	200,000	552,000
Porter Bancorp, Inc.	270,194	1,345,566
SCBT Financial Corp.	33,386	957,510
• Seacoast Banking Corporation of Florida	380,055	570,083
• State Bank Financial Corp.	21,250	347,863
Sterling Bancorp	100,000	949,000
Tower Bancorp, Inc.	20,000	548,000
• Virginia Commerce Bancorp, Inc.[a]	70,100	414,291
Washington Banking Co.	27,188	359,425
Webster Financial Corp.	20,000	420,400

		23,900,727

Diversified Banks 0.41%
• Encore Bancshares, Inc.	17,100	205,542

Total Banks (cost: $26,909,379)		24,106,269

DIVERSIFIED FINANCIALS 15.32%
Investment Banking & Brokerage 6.95%
• Cowen Group, Inc., Class Aa	570,000	2,143,200
• Gleacher & Co., Inc.	666,654	1,359,974

		3,503,174

Registered Investment Company 2.37%
Solar Senior Capital Ltd.	66,600	1,195,470

Other Diversified Financial Services 2.44%
Citigroup, Inc.	8,000	333,120
• Western Liberty Bancorp[11]	297,479	898,387

		1,231,507

Real Estate Investment Trusts 2.96%
Pennymac Mortgage Investment Trust	90,000	1,491,300

Unregistered Investment Company 0.60%
• Peregrine Holdings LLC[b,11,12]	275,000	303,821

Total Diversified Financials (cost: $10,042,526)		7,725,272

THRIFTS & MORTGAGE FINANCE 34.53%
Thrifts & Mortgage Finance 34.53%
Alliance Bancorp, Inc. of Pennsylvania	36,750	403,515
Astoria Financial Corp.	50,000	639,500
• Bank of Atlanta[b,12]	228,572	285,715
Beacon Federal Bancorp, Inc.	99,838	1,379,761
• Beneficial Mutual Bancorp, Inc.	100,000	821,500
Charter Financial Corp.[a]	173,345	1,716,116
• Chicopee Bancorp, Inc.	9,000	128,700
Citizens South Banking Corp., Inc.	432,167	1,771,885
FedFirst Financial Corp.[a]	20,000	298,000
• First Defiance Financial Corp.	17,618	258,808
• Flagstar Bancorp, Inc.	132,500	157,675
Flushing Financial Corp.	15,000	195,000
Fox Chase Bancorp, Inc.	62,500	846,875
• Franklin Financial Corp.	20,000	241,200
Heritage Financial Group, Inc.	59,097	704,436
• Investors Bancorp, Inc.	114,500	1,625,900
OceanFirst Financial Corp.	119,664	1,549,649
Oritani Financial Corp.	25,000	319,750
People’s United Financial, Inc.	25,000	336,000
Provident New York Bancorp	55,000	459,800
Rockville Financial, Inc.	30,167	298,653
• TFS Financial Corp.	200,000	1,936,000
ViewPoint Financial Group	20,000	276,000
Washington Federal, Inc.	46,625	766,049

		17,416,487

Total Thrifts & Mortgage Finance (cost: $20,154,910)		17,416,487

Total Common Stocks (cost: $57,106,815)		49,248,028

Warrants 0.01% (percentage of net assets)
BANKS 0.01%
Banks — Regional 0.01%
• Porter Bancorp, Inc., Expires 06/30/15	45,651	2,721

Total Banks (cost: $0)		2,721

Total Warrants (cost: $0)		2,721

14 FINANCIAL SERVICES FUND	See Notes to Financial Statements

BURNHAM Financial Services Fund
Portfolio Holdings (Continued) As of June 30, 2011 — (Unaudited)

	Face
	Value	Value

Short-Term Instruments[c] 7.27% (percentage of net assets)
Certificate of Deposit 0.20%
Eastern Bank
1.50%, 11/25/11	$100,000	$100,000

Total Certificate of Deposit (cost: $100,000)		100,000

	Number of
	Shares
Money Market Fund 5.52%
Invesco Aim Short-Term
Investment Trust —Liquid
Assets Portfolio[d]	2,785,162	2,785,162

Total Money Market Fund (cost: $2,785,162)		2,785,162

	Face
	Value
Time Deposit 1.55%
Bank of America Corp.
0.03%, 7/01/11	$780,396	780,396

Total Time Deposit (cost: $780,396)		780,396

Total Short-Term Instruments (cost: $3,665,558)		3,665,558

Total Investments 104.92%
(Cost: $60,772,373)		$52,916,307

Liabilities, less cash and other assets (4.92)%		(2,479,329)

Net Assets 100.00%		$50,436,978

Federal Income Tax Basis of Investment Securities
The tax cost of the fund at June 30, 2011, based on securities owned was $60,772,373. The unrealized gross appreciation/ (depreciation) for all securities in the fund at June 30, 2011 was $3,610,635 and $(11,466,701), respectively.

•	Indicates securities that do not produce income.

a	All or portion of security out on loan.

b	Indicates a fair valued security. Total market value for fair valued securities is $589,536, representing 1.17% of net assets.

c	Inclusive of all short term holdings, including collateral received from security lending activities. Not including such collateral, the percentage of portfolio holdings would be 1.75%.

d	Represents investment of collateral received from securities lending transactions.

See Notes to Financial Statements	FINANCIAL SERVICES FUND 15

BURNHAM Financial Industries Fund
Portfolio Holdings As of June 30, 2011 — (Unaudited)

	Number of
	Shares	Value

Common Stocks 100.42% (percentage of net assets)
BANKS 38.57%
Banks — Regional 35.12%
• 1st United Bancorp, Inc.[a]	1,052,322	$6,545,443
Alliance Financial Corp.	25,000	763,250
Centerstate Banks, Inc.[a]	700,000	4,844,000
• Connecticut Bank & Trust Co.	71,374	466,786
Fifth Third Bancorp[c]	150,000	1,912,500
FirstMerit Corp.	100,000	1,651,000
Hancock Holding Co.	50,000	1,549,000
• Jacksonville Bancorp, Inc.	173,106	1,140,768
Oriental Financial Group, Inc.	382,220	4,926,816
Porter Bancorp, Inc.	252,439	1,257,146
• Seacoast Banking Corporation of Florida[b]	700,000	1,050,000
Webster Financial Corp.	50,000	1,051,000
Zions Bancorporation[c]	50,000	1,200,500

		28,358,209

Diversified Banks 3.45%
Comerica, Inc.[c]	25,000	864,250
SunTrust Banks, Inc.[c]	25,000	645,000
U.S. Bancorp[c]	50,000	1,275,500

		2,784,750

Total Banks (cost:$32,064,352)		31,142,959

DIVERSIFIED FINANCIALS 42.66%
Investment Banking & Brokerage 13.92%
• Cowen Group, Inc., Class Aa,b	1,212,495	4,558,981
Evercore Partners, Inc., Class Ac	50,000	1,666,000
• FBR Capital Markets Corp.	105,489	358,663
• Gleacher & Co., Inc.	2,000,000	4,080,000
Morgan Stanley[c]	25,000	575,250

		11,238,894

Registered Investment Company 2.55%
Solar Senior Capital Ltd.	114,860	2,061,737

Multi-line Insurance 0.91%
• American International Group, Inc.[c]	25,000	733,000

Other Diversified Financial Services 16.88%
Bank of America Corp.[a]	115,000	1,260,400
Citigroup, Inc.[a]	124,000	5,163,360
JPMorgan Chase & Co.[c]	50,000	2,047,000
PNC Financial Services Group, Inc.[c]	25,000	1,490,250
• Western Liberty Bancorp[a,11]	1,212,690	3,662,324

		13,623,334

Real Estate Investment Trusts 8.40%
Pennymac Mortgage Investment Trust[a]	297,806	4,934,645
Starwood Property Trust, Inc.	90,000	1,845,900

		6,780,545

Total Diversified Financials (cost:$42,575,227)		34,437,510

THRIFTS & MORTGAGE FINANCE 19.19%
Thrifts & Mortgage Finance 19.19%
BankUnited, Inc.	25,000	663,500
Beacon Federal Bancorp, Inc.[a]	192,616	2,661,953
Charter Financial Corp.[b]	50,500	499,950
Citizens South Banking Corp., Inc.	249,009	1,020,937
• Investors Bancorp, Inc.[a]	279,000	3,961,800
New York Community Bancorp, Inc.	50,000	749,500
• TFS Financial Corp.[a]	400,000	3,872,000
ViewPoint Financial Group	90,000	1,242,000
Washington Federal, Inc.	50,000	821,500

		15,493,140

Total Thrifts & Mortgage Finance (cost: $13,473,842)		15,493,140

Total Common Stocks (cost: $88,113,421)		81,073,609

Warrants 0.01% (percentage of net assets)
BANKS 0.01%
Banks — Regional 0.01%
• Porter Bancorp, Inc., Expires 06/30/15	136,956	8,163

Total Banks (cost: $0)		8,163

Total Warrants (cost: $0)		8,163

	Face
	Value
Short-Term Instruments[d] 3.67% (percentage of net assets)
Certificate of Deposit 0.12%
Eastern Bank
1.50%, 11/25/11	$100,000	100,000

Total Certificate of Deposit (cost:$100,000)		100,000

	Number of
	Shares
Money Market Fund 3.21%
Invesco Aim Short-Term
Investment Trust —Liquid
Assets Portfolio[e]	2,588,134	2,588,134

Total Money Market Fund (cost: $2,588,134)		2,588,134

	Face
	Value
Time Deposit 0.34%
Citibank
0.03%, 7/01/11	$275,245	275,245

Total Time Deposit (cost: $275,245)		275,245

Total Short-Term Instruments (cost: $2,963,379)		2,963,379

16 FINANCIAL INDUSTRIES FUND	See Notes to Financial Statements

BURNHAM Financial Industries Fund
Portfolio Holdings (Continued) As of June 30, 2011 — (Unaudited)

	Number of
	Contracts	Value

Put Option Purchased 0.03% (percentage of net assets)
Regions Financial Corp. Puts @ 6 due Jul 11	2,000	$22,000

Total Put Option Purchased (Cost: $45,369)		22,000

Total Investments 104.13% (Cost: $91,122,169)		$84,067,151
Short sales (12.01%) (Proceeds: $7,677,965)		(9,695,484)
Call options written (0.20)% (Premiums received: $285,678)		(163,750)
Put options written (0.37)% (Premiums received: $415,763)		(296,075)
Cash and other assets, less liabilities 8.45%		6,823,806

Net Assets 100.00%		$80,735,648

	Number of
	Shares
Short Sales (12.01)% (percentage of net assets)
Banks — Regional (7.70)% Community Bank System, Inc.[c]	45,000	$(1,115,550)
• First Republic Bank	10,000	(322,800)
• Pinnacle Financial Partners, Inc.	6,400	(99,584)
• Signature Bank[c]	40,000	(2,288,000)
• SVB Financial Group, Inc.[c]	40,000	(2,388,400)

		(6,214,334)

Life & Health Insurance (1.79)% Torchmark Corp.[c]	22,500	(1,443,150)

Real Estate Investment Trusts (2.52)% Post Properties, Inc.[c]	50,000	(2,038,000)

Total Short Sales (Proceeds: $7,677,965)		(9,695,484)

	Number of
	Contracts
Call Options Written (0.20)% (percentage of net assets)
American International Group, Inc. Calls
@ 32 due Nov 11	250	(32,500)

Comerica, Inc. Calls
@ 42 due Jul 11	150	(300)
@ 42 due Oct 11	100	(1,100)

		(1,400)

Evercore Partners, Inc., Class A Calls
@ 35 due Aug 11	250	(21,250)
@ 35 due Dec 11	250	(48,750)

		(70,000)

JPMorgan Chase & Co. Calls
@ 47 due Dec 11	250	(17,750)
@ 52.5 due Dec 11	250	(3,500)

		(21,250)

PNC Financial Services Group, Inc. Calls
@ 70 due Aug 11	150	(750)
@ 72.5 due Nov 11	100	(2,600)

		(3,350)
U.S. Bancorp Calls
@ 27 due Jan 12	250	(28,000)

Zions Bancorporation Calls
@ 26 due Jul 11	250	(500)
@ 28 due Oct 11	250	(6,750)

		(7,250)

Total Call Options Written (Premiums received: $285,678)		(163,750)

Put Options Written (0.37)% (percentage of net assets)
Comerica, Inc. Puts
@ 35 due Jul 11	250	(19,250)

Community Bank System, Inc. Puts
@ 22.5 due Aug 11	225	(5,625)

Fifth Third Bancorp Puts
@ 11 due Nov 11	500	(22,000)

JPMorgan Chase & Co. Puts
@ 40 due Jul 11	250	(15,000)

Morgan Stanley Puts
@ 20 due Oct 11	500	(32,500)

Post Properties, Inc. Puts
@ 35 due Sep 11	250	(2,500)

Signature Bank Puts
@ 50 due Dec 11	200	(21,000)

SunTrust Banks, Inc. Puts
@ 25 due Oct 11	500	(78,500)

SVB Financial Group, Inc. Puts
@ 50 due Aug 11	75	(14,250)
@ 50 due Nov 11	150	(35,250)

		(49,500)

See Notes to Financial Statements	FINANCIAL INDUSTRIES FUND 17

BURNHAM Financial Industries Fund
Portfolio Holdings (Continued) As of June 30, 2011 — (Unaudited)

	Number of
	Contracts	Value

Torchmark Corp. Puts
@ 60 due Aug 11	75	$(6,450)
@ 60 due Nov 11	75	(15,750)

		(22,200)

Wells Fargo & Co. Puts
@ 29 due Jul 11	250	(28,000)

Total Put Options Written (Premiums received: $415,763)		$(296,075)

Federal Income Tax Basis of Investment Securities
The tax cost of the fund at June 30, 2011, based on securities owned was $91,122,169.. The unrealized gross appreciation/ (depreciation) for all securities in the fund at June 30, 2011 was $5,596,120 and $(12,651,138), respectively.

•	Indicates securities that do not produce income.

a	Security or partial security segregated as collateral for securities sold short. The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The fund is obligated to pay the counter-party any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.

b	All or portion of security out on loan.

c	Securities or partial securities on which call/put options were written.

d	Inclusive of all short term holdings, including collateral received from security lending activities. Not including such collateral, the percentage of portfolio holdings would be 0.46%.

e	Represents investment of collateral received from securities lending transactions.

18 FINANCIAL INDUSTRIES FUND	See Notes to Financial Statements

BURNHAM U.S. Government Money Market Fund
Portfolio Holdings As of June 30, 2011 — (Unaudited)

	Face
	Value	Value

Short-Term Instruments 99.99% (percentage of net assets)
U.S. Government Agency Obligations 31.30%
Federal Home Loan Mortgage Association 0.17%, 8/15/11	$14,250,000	$14,246,972
0.18%, 8/08/11	25,000,000	24,995,250

		39,242,222

Federal National Mortgage Association 0.09%, 10/13/11	15,900,000	15,895,866
0.09%, 11/09/11	7,497,000	7,494,272
0.11%, 11/23/11	10,000,000	9,995,368

		33,385,506

Total U.S. Government Agency Obligations (cost: $72,627,728)		72,627,728
U.S. Government Asset Backed Commercial Paper 10.77%
Straight-A Funding, LLC 0.19%, 7/25/11	25,000,000	24,996,833

Total U.S. Government Asset Backed Commercial Paper (cost: $24,996,833)		24,996,833

Certificates of Deposit 19.82%
Bank of Montréal 0.12%, 7/25/11	11,000,000	11,000,000

Bank of Nova Scotia 0.25%, 7/01/11	11,000,000	11,000,000

Crédit Agricole S.A. 0.22%, 8/10/11	12,000,000	12,000,000

Skandinaviska Enskilda Banken AB 0.36%, 8/05/11	12,000,000	12,000,233

Total Certificates of Deposit (cost: $46,000,233)		46,000,233

Repurchase Agreements 38.05%
Bank of America Corp., 0.01% dated 6/30/11, to be repurchased at $28,300,008 on 7/01/11 (collateralized by par value of $27,959,690 GNMA, 3.50-5.15% due 12/20/24-6/20/41, value $28,866,000)	28,300,000	28,300,000

JPMorgan Chase & Co., 0.01% dated 6/30/11, to be repurchased at $30,000,008 on 7/01/11 (collateralized by par value of $55,354,952 GNMA, 3.83-8.50% due 8/15/24-4/15/51, value $30,603,406)	30,000,000	30,000,000

The Bank of New York Mellon Corp., 0.19% dated 6/30/11, to be repurchased at $30,000,158 on 7/01/11 (collateralized by par value of $62,772,274 FNMA, 3.00-6.00% due 11/01/12-6/01/41, value $30,523,218 and $312,447 GNMA, 5.00-6.00% due 12/20/32-9/15/38, value $76,782)	$30,000,000	$30,000,000

Total Repurchase Agreements (cost: $88,300,000)		88,300,000

Time Deposit 0.05%
HSBC Bank USA 0.03%, 7/01/11	106,969	106,969

Total Time Deposit (cost: $106,969)		106,969

Total Short-Term Instruments (cost: $232,031,763)		232,031,763

Total Investments 99.99% (Cost: $232,031,763)*		$232,031,763
Cash and other assets, less liabilities 0.01%		25,599

Net Assets 100.00%		$232,057,362

*	Aggregate cost for federal tax purposes.

See Notes to Financial Statements	U.S. GOVERNMENT MONEY MARKET FUND 19

Statements of Assets & Liabilities As of June 30, 2011 — (Unaudited)

		Burnham	Burnham	Burnham
	Burnham	Financial	Financial	U.S. Government
	Fund	Services Fund	Industries Fund	Money Market Fund

Assets
Investments:
Investments at cost of unaffiliated securities[9,15,16]	$53,390,335	$57,645,382	$79,805,206	$143,731,763
Investments at cost of affiliated securities[11,15]	—	3,126,991	11,316,963	—
Repurchase agreements	—	—	—	88,300,000
Net unrealized appreciation/(depreciation) of investments	33,116,817	(7,856,066)	(7,055,018)	—

Total investments at value	86,507,152	52,916,307	84,067,151	232,031,763
Cash	—	51,455	133,322	—
Cash on deposit for securities sold short	—	—	9,803,864	—
Dividends and interest receivable	39,859	22,300	88,983	21,396
Receivable for capital stock sold	138,845	24,893	84,727	—
Receivable for investments sold	1,471,943	906,661	99,574	—
Receivable from investment adviser[5]	—	41,818	12,405	56,010
Prepaid expenses	24,413	25,988	37,291	75,229

Total assets	88,182,212	53,989,422	94,327,317	232,184,398

Liabilities
Collateral on securities loaned at value[9]	4,581,720	2,785,162	2,588,134	—
Payable for dividend declared on short sales	—	—	24,512	—
Bank overdraft	—	—	—	1,312
Payable for fund shares redeemed	78,434	111,720	359,973	—
Payable for investments purchased	1,561,888	535,788	316,446	—
Short sales at value*	—	—	9,695,484	—
Options written at value**,6,16	107,820	—	459,825	—
Payable for auditing and legal fees	32,191	36,837	25,344	—
Payable for administration fees[1]	9,797	6,207	9,872	27,644
Payable for investment advisory fees[2]	14,186	6,037	34,461	53,676
Payable for distribution fees and service fees[3]	16,867	14,908	24,950	—
Payable for printing fees	2,179	3,770	13,153	6,631
Payable for transfer agent fees	10,761	7,147	21,399	2,923
Accrued expenses and other payables	51,066	44,868	18,116	34,850

Total liabilities	6,466,909	3,552,444	13,591,669	127,036

Net assets	$81,715,303	$50,436,978	$80,735,648	$232,057,362

Analysis of Net Assets[7]
By source:
Par value	269,765	304,209	720,092	23,205,736
Capital paid-in	43,868,766	62,693,519	81,290,906	208,851,626
Accumulated undistributed net investment income/(loss)	232,730	(176,230)	(434,554)	—
Accumulated net realized gain/(loss) on investments	4,272,417	(4,528,454)	7,990,125	—
Net unrealized appreciation/(depreciation) of investments, written options and short sales	33,071,625	(7,856,066)	(8,830,921)	—

Net assets	$81,715,303	$50,436,978	$80,735,648	$232,057,362

By share class:
Net assets

Class A:	$80,697,132	$43,496,260	$71,529,487	$232,057,362
Class B:	$77,611	$4,345,026	$—	$—
Class C:	$940,560	$2,595,692	$9,092,662	$—
Class I:	$—	$—	$113,499	$—
NAV (par value $0.10 per share)

Class A:	$30.30	$16.69	$11.25	$1.00
Class B:	$30.03	$15.74	$—	$—
Class C:	$29.25	$16.22	$10.97	$—
Class I:	$—	$—	$9.87	$—
Capital shares outstanding[8] (unlimited number of Shares has been authorized)

Class A:	2,662,911	2,606,056	6,360,692	232,057,362
Class B:	2,584	276,006	—	—
Class C:	32,154	160,025	828,723	—
Class I:	—	—	11,500	—

*	The payables for short sales include proceeds received for the following amounts: Burnham Financial Industries Fund $7,677,965.

**	The payables for options written include premiums received for the following amounts: Burnham Fund $62,628 and Burnham Financial Industries Fund $701,441.

20 ASSETS & LIABILITIES	See Notes to Financial Statements

Statements of Operations For the six months ended June 30, 2011 — (Unaudited)

		Burnham	Burnham	Burnham
	Burnham	Financial	Financial	U.S. Government
	Fund	Services Fund	Industries Fund	Money Market Fund

Investment Income
Interest	$765	$879	$1,063	$252,814
Dividends*	625,833	349,519	686,541	—
Securities lending (net of fees)[9]	3,275	2,281	7,514	—

Total income	629,873	352,679	695,118	252,814

Expenses
Administration fees[1]	61,753	40,698	74,349	179,329
Investment advisory fees[2]	247,011	203,490	446,094	514,289
Performance fees	—	—	25,048	—
Interest expense on securities sold short	—	—	19,995	—
Dividends on securities sold short	—	—	236,705	—
Service fees (Class B)[3]	136	7,449	—	—
Service fees (Class C)[3]	1,014	4,022	12,825	—
Distribution fees (Class A)[3]	101,771	56,360	131,031	—
Distribution fees (Class B)[3]	408	22,346	—	—
Distribution fees (Class C)[3]	3,042	12,065	38,474	—
Transfer agent fees	44,251	60,786	101,163	37,885
Audit and legal fees	46,299	47,740	45,794	41,521
Reports to shareholders	3,431	11,395	24,110	5,552
Trustees’ fees and expenses	20,286	20,888	19,439	16,495
Custodian fees	10,198	14,928	20,083	28,986
Registration fees and expenses	5,421	4,472	9,975	12,704
Fund accounting expenses	14,185	11,377	15,864	25,714
Miscellaneous expenses	41,546	41,603	107,607	62,228

Total expenses before (reimbursement)/recoupment	600,752	559,619	1,328,556	924,703
Contractual reimbursement by adviser[5]	—	(44,055)	(51,453)	—
Voluntary reimbursement by adviser[5]	—	—	(884)	(671,889)
Recoupment of prior expenses reimbursed[5]	—	7,820	—	—

Total expenses after (reimbursement)/recoupment	600,752	523,384	1,276,219	252,814

Net investment income/(loss)	$29,121	$(170,705)	$(581,101)	$—

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options & Short Sales
Realized gain/(loss) from securities, written options and short sales transactions:
Realized gain/(loss) on securities	6,640,832	(3,615,969)	5,067,973	—
Realized gain on purchased and written options	100,886	40,519	1,678,816	—
Realized loss on short sales	—	—	(1,604,199)	—

Net realized gain/(loss) from securities, written options and short sales transactions	6,741,718	(3,575,450)	5,142,590	—

Unrealized appreciation/(depreciation) on:
Net unrealized appreciation/(depreciation) on investments	(1,792,775)	2,188,298	(11,363,395)	—
Net unrealized depreciation on purchased and written options transactions	(434,241)	(68,650)	(338,421)	—
Net unrealized appreciation on short sales transactions	—	—	2,001,037	—

Net unrealized appreciation/(depreciation) of investments, written options and short sales transactions	(2,227,016)	2,119,648	(9,700,779)	—

Net increase/(decrease) in net assets resulting from operations	$4,543,823	$(1,626,507)	$(5,139,290)	$—

*	Net of foreign taxes withheld of $390 for the Burnham Fund, $2,000 for the Burnham Financial Services Fund and $3,822 for the Burnham Financial Industries Fund.

See Notes to Financial Statements	OPERATIONS 21

Statements of Changes in Net Assets

	Burnham Fund		Burnham Financial Services Fund
	For the Period Ended	For the Year Ended	For the Period Ended	For the Year Ended
	June 30, 2011	December 31,	June 30, 2011	December 31,
	(unaudited)	2010	(unaudited)	2010

Increase/(Decrease) in Net Assets
From operations:
Net investment income/(loss)	$29,121	$152,540	$(170,705)	$(57,268)
Net realized gain/(loss) from transactions	6,741,718	1,769,799	(3,575,450)	1,855,193
Unrealized appreciation/(depreciation)	(2,227,016)	13,082,688	2,119,648	(1,855,316)

Net increase/(decrease) in net assets resulting from operations	4,543,823	15,005,027	(1,626,507)	(57,391)

Distributions to Shareholders
From net investment income:
Class A shares	—	(415,358)	—	(220,843)
Class B shares	—	—	—	—
Class C shares	—	(2,673)	—	(19,155)
Class I shares	—	—	—	—

Total distributions from net investment income	—	(418,031)	—	(239,998)

From realized gains from securities transactions:
Class A shares	—	—	—	—
Class B shares	—	—	—	—
Class C shares	—	—	—	—
Class I shares	—	—	—	—

Total distributions from realized gains	—	—	—	—

Total distributions to shareholders	—	(418,031)	—	(239,998)

Increase/(decrease) in net assets derived from capital share transactions	(4,358,663)	(3,435,238)	(2,616,471)	1,835,513
Redemption fees[14]	191	6	662	1,045

Increase/(decrease) in net assets for the period	185,351	11,151,764	(4,242,316)	1,539,169

Net Assets
Beginning of period	81,529,952	70,378,188	54,679,294	53,140,125

End of period	$81,715,303	$81,529,952	$50,436,978	$54,679,294

Undistributed net investment income/(loss), end of period	$232,730	$203,609	$(176,230)	$(5,525)

22 CHANGES IN NET ASSETS	See Notes to Financial Statements

Statements of Changes in Net Assets — continued

Burnham Financial		Burnham U.S. Government
Industries Fund		Money Market Fund
For the Period Ended	For the Year Ended	For the Period Ended	For the Year Ended
June 30, 2011	December 31,	June 30, 2011	December 31,
(unaudited)	2010	(unaudited)	2010
$(581,101)	$67,458	$—	$—
5,142,590	7,389,051	—	—
(9,700,779)	(7,788,223)	—	—

(5,139,290)	(331,714)	—	—

—	(233,545)	—	—
—	—	—	—
—	—	—	—
—	(69,549)	—	—

—	(303,094)	—	—

—	(900,321)	—	—
—	—	—	—
—	(96,301)	—	—
—	(129,717)	—	—

—	(1,126,339)	—	—

—	(1,429,433)	—	—

(38,417,593)	(8,721,317)	(38,595,404)	(32,352,226)
7,468	12,635	—	—

(43,549,415)	(10,469,829)	(38,595,404)	(32,352,226)
124,285,063	134,754,892	270,652,766	303,004,992

$80,735,648	$124,285,063	$232,057,362	$270,652,766

$(434,554)	$146,547	$—	$—

See Notes to Financial Statements	CHANGES IN NET ASSETS 23

Statements of Changes in Net Assets — Capital Stock Activity

	Burnham Fund		Burnham Financial Services Fund
	For the Period Ended	For the Year Ended	For the Period Ended	For the Year Ended
	June 30, 2011	December 31,	June 30, 2011	December 31,
	(unaudited)	2010	(unaudited)	2010

Dollar Amounts

Class A
Net proceeds from sale of shares	$1,676,725	$3,144,317	$7,655,652	$19,628,024
Net asset value of shares issued to shareholders in reinvestment of dividends	—	370,267	—	197,588
Cost of shares redeemed	(6,415,578)	(7,117,165)	(7,078,127)	(17,827,930)

Net increase/(decrease)	$(4,738,853)	$(3,602,581)	$577,525	$1,997,682

Class B
Net proceeds from sale of shares	$—	$—	$—	$—
Net asset value of shares issued to shareholders in reinvestment of dividends	—	—	—	—
Cost of shares redeemed	(58,846)	(166,340)	(2,422,586)	(2,475,475)

Net decrease	$(58,846)	$(166,340)	$(2,422,586)	$(2,475,475)

Class C
Net proceeds from sale of shares	$660,252	$355,490	$282,010	$3,199,669
Net asset value of shares issued to shareholders in reinvestment of dividends	—	2,361	—	14,412
Cost of shares redeemed	(221,216)	(24,168)	(1,053,420)	(900,775)

Net increase/(decrease)	$439,036	$333,683	$(771,410)	$2,313,306

Class I
Net proceeds from sale of shares	$—	$—	$—	$—
Net asset value of shares issued to shareholders in reinvestment of dividends	—	—	—	—
Cost of shares redeemed	—	—	—	—

Net increase/(decrease)	$—	$—	$—	$—

Net increase/(decrease) in net assets derived from capital share transactions	$(4,358,663)	$(3,435,238)	$(2,616,471)	$1,835,513

Share Transactions

Class A
Shares sold	56,289	121,790	445,804	1,113,273
Shares issued for reinvestments	—	13,102	—	11,946
Shares redeemed	(213,829)	(286,170)	(411,357)	(1,058,081)

Net increase/(decrease)	(157,540)	(151,278)	34,447	67,138

Class B
Shares sold	—	—	—	—
Shares issued for reinvestments	—	—	—	—
Shares redeemed	(2,004)	(6,786)	(151,367)	(153,609)

Net decrease	(2,004)	(6,786)	(151,367)	(153,609)

Class C
Shares sold	23,156	13,361	16,693	179,368
Shares issued reinvestments	—	87	—	893
Shares redeemed	(7,504)	(960)	(63,294)	(54,579)

Net increase/(decrease)	15,652	12,488	(46,601)	125,682

Class I
Shares sold	—	—	—	—
Shares issued reinvestments	—	—	—	—
Shares redeemed	—	—	—	—

Net (decrease)	—	—	—	—

24 CHANGES IN NET ASSETS	See Notes to Financial Statements

Statements of Changes in Net Assets — Capital Stock Activity — continued

Burnham Financial		Burnham U.S. Government
Industries Fund		Money Market Fund
For the Period Ended	For the Year Ended	For the Period Ended	For the Year Ended
June 30, 2011	December 31,	June 30, 2011	December 31,
(unaudited)	2010	(unaudited)	2010

$11,779,890	$71,719,291	$108,512,655	$203,259,001
—	911,540	—	—
(37,250,611)	(80,188,417)	(147,108,059)	(235,611,227)

$(25,470,721)	$(7,557,586)	$(38,595,404)	$(32,352,226)

$—	$—	$—	$—
—	—	—	—
—	—	—	—

$—	$—	$—	$—

$1,000,140	$4,254,364	$—	$—
—	86,109	—	—
(2,464,955)	(5,655,066)	—	—

$(1,464,815)	$(1,314,593)	$—	$—

$49,214	$4,326,065	$—	$—
—	85,087	—	—
(11,531,271)	(4,260,290)	—	—

$(11,482,057)	$150,862	$—	$—

$(38,417,593)	$(8,721,317)	$(38,595,404)	$(32,352,226)

989,100	5,990,738	108,512,655	203,259,001
—	78,068	—	—
(3,151,355)	(6,951,023)	(147,108,059)	(235,611,227)

(2,162,255)	(882,217)	(38,595,404)	(32,352,226)

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

87,661	355,559	—	—
—	7,566	—	—
(215,076)	(494,169)	—	—

(127,415)	(131,044)	—	—

4,647	406,606	—	—
—	8,285	—	—
(1,092,101)	(425,259)	—	—

(1,087,454)	(10,368)	—	—

See Notes to Financial Statements	CHANGES IN NET ASSETS 25

Financial Highlights For a share outstanding throughout each period.

		Income from investment operations			Less distributions
							Distributions
			Net realized				from
		Net	and unrealized		Dividends	Distributions	capital gains
	Net asset value,	investment	gain (loss)	Total from	from net	from	(from securities
	beginning of	income	on securities	investment	investment	return	and options	Total
	period	(loss)[b]	and options	operations	income	of capital	transactions)	Distributions

Burnham Fund

CLASS A SHARES

6/30/11 (unaudited)	$28.70	$0.01	$1.59	$1.60	$—	$—	$—	$—
12/31/10	23.56	0.05	5.24	5.29	(0.15)	—	—	(0.15)
12/31/09	17.95	0.06	5.55	5.61	—	—	—	—
12/31/08	29.84	0.06	(11.50)	(11.44)	(0.18)	—	(0.27)	(0.45)
12/31/07	26.89	0.08	4.03	4.11	(0.05)	—	(1.11)	(1.16)
12/31/06	26.97	0.18	2.02	2.20	(0.15)	—	(2.13)	(2.28)

CLASS B SHARES

6/30/11 (unaudited)	$28.54	$(0.01)	$1.50	$1.49	$—	$—	$—	$—
12/31/10	23.48	(0.08)	5.14	5.06	—	—	—	—
12/31/09	18.03	(0.05)	5.50	5.45	—	—	—	—
12/31/08	29.90	(0.12)	(11.48)	(11.60)	—	—	(0.27)	(0.27)
12/31/07	27.10	0.01	3.90	3.91	—	—	(1.11)	(1.11)
12/31/06	27.23	(0.03)	2.03	2.00	—	—	(2.13)	(2.13)

CLASS C SHARES

6/30/11 (unaudited)	$27.80	$(0.10)	$1.55	$1.45	$—	$—	$—	$—
12/31/10	23.02	(0.16)	5.13	4.97	(0.19)	—	—	(0.19)
12/31/09	17.68	(0.09)	5.43	5.34	—	—	—	—
12/31/08	29.32	(0.13)	(11.24)	(11.37)	—	—	(0.27)	(0.27)
12/31/07	26.59	0.10	3.74	3.84	—	—	(1.11)	(1.11)
12/31/06	26.75	(0.05)	2.02	1.97	—	—	(2.13)	(2.13)

Burnham Financial Services Fund

CLASS A SHARES

6/30/11 (unaudited)	$17.21	$(0.04)	$(0.48)	$(0.52)	$—	$—	$—	$—
12/31/10	16.95	0.01	0.34	0.35	(0.09)	—	—	(0.09)
12/31/09	14.39	0.25	2.46 [f]	2.71	(0.15)	—	—	(0.15)
12/31/08	17.70	0.43	(3.07)	(2.64)	(0.47)	(0.06)	(0.14)	(0.67)
12/31/07	22.56	0.12	(3.30)	(3.18)	(0.08)	—	(1.60)	(1.68)
12/31/06	21.15	0.17	3.42	3.59	(0.17)	—	(2.01)	(2.18)

CLASS B SHARES

6/30/11 (unaudited)	$16.29	$(0.10)	$(0.45)	$(0.55)	$—	$—	$—	$—
12/31/10	16.08	(0.12)	0.33	0.21	—	—	—	—
12/31/09	13.67	0.13	2.33 [f]	2.46	(0.05)	—	—	(0.05)
12/31/08	16.84	0.28	(2.90)	(2.62)	(0.35)	(0.06)	(0.14)	(0.55)
12/31/07	21.61	(0.03)	(3.14)	(3.17)	—	—	(1.60)	(1.60)
12/31/06	20.35	0.00 [c]	3.27	3.27	—	—	(2.01)	(2.01)

CLASS C SHARES

6/30/11 (unaudited)	$16.79	$(0.10)	$(0.47)	$(0.57)	$—	$—	$—	$—
12/31/10	16.66	(0.10)	0.31	0.21	(0.08)	—	—	(0.08)
12/31/09	14.18	0.14	2.41 [f]	2.55	(0.07)	—	—	(0.07)
12/31/08	17.47	0.44	(3.15)	(2.71)	(0.38)	(0.06)	(0.14)	(0.58)
12/31/07	22.36	(0.03)	(3.26)	(3.29)	—	—	(1.60)	(1.60)
12/31/06	21.05	(0.02)	3.42	3.40	(0.08)	—	(2.01)	(2.09)

26 FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

Financial Highlights For a share outstanding throughout each period.

				Ratios to average net assets %
				Ratio of total		Ratio of total		Ratio of net
			Net assets,	expenses after		expenses before		investment	Portfolio
Redemption	Net asset value,	Total	end of period	reimbursement		reimbursement		income	turnover
fee[b,c]	end of period	return %	(in $000’s)	/recovery		/recovery		(loss)	rate %
$0.00	$30.30	5.61 [a]	$80,697	1.45	[d]	1.45	[d]	0.08 [d]	44
0.00	28.70	22.45	80,940	1.51		1.44		0.22	58
0.00	23.56	31.11	70,019	1.53		1.52		0.32	48
0.00	17.95	(38.30)	57,740	1.39		1.44		0.23	45
0.00	29.84	15.31	103,876	1.39		1.38		0.28	62
0.00	26.89	8.11	99,031	1.39		1.41		0.65	79

$0.00	$30.03	5.26 [a]	$78	2.18	[d]	2.18	[d]	(0.03)[d]	44
0.00	28.54	21.51	131	2.26		2.19		(0.34)	58
0.00	23.48	30.08	267	2.27		2.27		(0.28)	48
0.00	18.03	(38.74)	386	2.14		2.19		(0.47)	45
0.00	29.90	14.40	1,446	2.14		2.13		0.04	62
0.00	27.10	7.34	1,951	2.14		2.16		(0.10)	79

$0.00	$29.25	5.22 [a]	$941	2.21	[d]	2.21	[d]	(0.69)[d]	44
0.00	27.80	21.60	459	2.26		2.19		(0.62)	58
0.00	23.02	30.13	92	2.28		2.26		(0.44)	48
0.00	17.68	(38.75)	19	2.14		2.19		(0.51)	45
0.00	29.32	14.46	77	2.14		2.13		0.35	62
0.00	26.59	7.32	6	2.14		2.16		(0.18)	79

$0.00	$16.69	(3.02)[a]	$43,496	1.80	[d]	1.94	[d]	(0.50)[d]	87
0.00	17.21	2.07	44,248	1.80		1.73		0.05	137
0.00	16.95	18.90	42,447	1.75		1.85		1.66	181
0.00	14.39	(14.78)	38,099	1.60		1.85		2.65	190
0.00	17.70	(13.96)	58,878	1.60		1.64		0.58	138
0.00	22.56	17.02	127,139	1.57		1.57		0.74	126

$0.00	$15.74	(3.38)[a]	4,345	2.55	[d]	2.65	[d]	(1.23)[d]	87
0.00	16.29	1.31	6,963	2.55		2.48		(0.72)	137
0.00	16.08	17.99	9,345	2.49		2.60		0.94	181
0.00	13.67	(15.46)	9,469	2.35		2.60		1.86	190
0.00	16.84	(14.57)	14,953	2.35		2.39		(0.16)	138
0.00	21.61	16.15	26,930	2.32		2.32		0.00	126

$0.00	$16.22	(3.39)[a]	2,596	2.55	[d]	2.66	[d]	(1.26)[d]	87
0.00	16.79	1.30	3,468	2.56		2.48		(0.62)	137
0.00	16.66	18.12	1,348	2.50		2.59		0.96	181
0.00	14.18	(15.45)	921	2.35		2.60		2.88	190
0.00	17.47	(14.58)	460	2.35		2.39		(0.15)	138
0.00	22.36	16.15	632	2.32		2.32		(0.11)	126

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS 27

Financial Highlights For a share outstanding throughout each period.

		Income from investment operations			Less distributions
			Net realized				Distributions from
		Net	and unrealized		Dividends	Distributions	capital gains
	Net asset value,	investment	gain (loss)	Total from	from net	from	(from securities
	beginning of	income	on securities	investment	investment	return	and options	Total
	period	(loss)[b]	and options	operations	income	of capital	transactions)	Distributions

Burnham Financial Industries Fund

CLASS A SHARES

6/30/11 (unaudited)	$11.92	$(0.07)	$(0.60)	$(0.67)	$—	$—	$—	$—
12/31/10	11.77	0.01	0.27	0.28	(0.03)	—	(0.10)	(0.13)
12/31/09	9.00	0.07	2.72	2.79	—	—	(0.02)	(0.02)
12/31/08	10.32	0.25	(1.00)	(0.75)	(0.16)	—	(0.41)	(0.57)
12/31/07	12.41	0.16	(0.31)	(0.15)	(0.19)	—	(1.75)	(1.94)
12/31/06	11.52	0.10	1.84	1.93	(0.11)	—	(0.93)	(1.04)

CLASS C SHARES

6/30/11 (unaudited)	$11.67	$(0.10)	$(0.60)	$(0.70)	$—	$—	$—	$—
12/31/10	11.58	(0.08)	0.27	0.19	—	—	(0.10)	(0.10)
12/31/09	8.92	0.01	2.67	2.68	—	—	(0.02)	(0.02)
12/31/08	10.25	0.17	(0.97)	(0.80)	(0.12)	—	(0.41)	(0.53)
12/31/07	12.33	0.07	(0.31)	(0.24)	(0.09)	—	(1.75)	(1.84)
12/31/06	11.44	0.01	1.84	1.85	(0.03)	—	(0.93)	(0.96)

CLASS I SHARES

6/30/11 (unaudited)	$10.48	$0.04	$(0.65)	$(0.61)	$—	$—	$—	$—
12/31/10	10.34	0.06	0.24	0.30	(0.06)	—	(0.10)	(0.16)
12/31/09[e]	10.00	0.08	0.26	0.34	—	—	—	—

Burnham U.S. Government Money Market Fund

CLASS A SHARES

6/30/11 (unaudited)	$1.00	$—	$—	$—	$—	$—	$—	$—
12/31/10	1.00	—	—	—	—	—	—	—
12/31/09	1.00	0.000 [c]	—	0.000 [c]	(0.000)[c]	—	—	(0.000)[c]
12/31/08	1.00	0.012	—	0.012	(0.012)	—	—	(0.012)
12/31/07	1.00	0.043	—	0.043	(0.043)	—	—	(0.043)
12/31/06	1.00	0.042	—	0.042	(0.042)	—	—	(0.042)

28 FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

Financial Highlights For a share outstanding throughout each period.

				Ratios to average net assets %
						Ratio of total	Ratio of total		Ratio of net
						expenses after	expenses before		investment
						reimbursement	reimbursement		income
						/recovery and	/recovery and		(loss)
	Net asset			Ratio of total	Ratio of total	without	without	Ratio of net	without
	value,		Net assets,	expenses after	expenses before	dividend and	dividend and	investment	dividend	Portfolio
Redemption	end of	Total	end of period	reimbursement	reimbursement	interest expense	interest expense	income	expense on	turnover
fee[b,c]	period	return %	(in $000’s)	/recovery[5]	/recovery[5]	on short sales[5]	on short sales[5]	(loss)	short sales[5]	rate %

$0.00	$11.25	(5.62)[a]	$71,529	2.52[d]	2.62[d]	1.99[d]	2.10[d]	(1.13)[d]	(0.60)[d]	89
0.00	11.92	2.41	101,610	2.38	2.30	1.91	1.82	0.06	0.54	159
0.00	11.77	31.00	110,699	2.67	2.72	1.88	1.93	0.75	1.54	229
0.00	9.00	(6.99)	71,926	2.24	2.45	1.82	2.03	2.61	3.04	279
0.00	10.32	(1.04)	22,482	2.31	2.63	1.85	2.17	1.25	1.71	236
0.00	12.41	16.74	32,822	2.19	2.48	1.81	2.10	0.77	1.15	211

$0.00	$10.97	(6.00)[a]	$9,093	3.21[d]	3.32[d]	2.69[d]	2.80[d]	(1.82)[d]	(1.30)[d]	89
0.00	11.67	1.69	11,160	3.08	3.00	2.61	2.52	(0.68)	(0.21)	159
0.00	11.58	30.04	12,591	3.38	3.43	2.58	2.63	0.09	0.89	229
0.00	8.92	(7.63)	7,259	2.94	3.16	2.52	2.73	1.76	2.19	279
0.00	10.25	(1.75)	4,400	3.01	3.33	2.55	2.87	0.56	1.02	236
0.00	12.33	16.14	5,290	2.89	3.18	2.51	2.80	0.09	0.47	211

$0.00	$9.87	(5.82)[a]	$113	1.60[d]	1.72[d]	1.46[d]	1.57[d]	0.71[d]	0.88[d]	89
0.00	10.48	2.93	11,515	1.85	1.88	1.37	1.41	0.56	1.03	159
—	10.34	3.40[a]	11,465	1.78[d]	1.78[d]	1.36[d]	1.36[d]	20.56[d]	20.98[d]	229

$ —	$1.00	—[a]	$232,057	0.20	0.72	0.20	0.72	0.00	—	—
—	1.00	—	270,653	0.25	0.75	0.25	0.75	0.00	—	—
—	1.00	0.02	303,005	0.46	0.73	0.46	0.73	0.02	—	—
—	1.00	1.14	308,557	0.75	0.75	0.75	0.75	1.21	—	—
—	1.00	4.35	359,788	—	0.72	—	0.72	4.24	—	—
—	1.00	4.24	275,502	—	0.76	—	0.76	4.16	—	—

a	Total return is not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.

b	Per shares values have been calculated using the average share method.

c	Less than $0.01 per share.

d	Annualized.

e	Commenced operations on December 16, 2009.

f	Burnham Asset Management Corporation (the “Adviser”) reimbursed the Burnham Financial Services Fund for a loss on a transaction that did not meet the fund’s investment guidelines, which otherwise would have reduced the amount by $0.001.

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS 29

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Administrative Fees
1.	The Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, and Burnham U.S. Government Money Market Fund each pay the administrator 0.15% of average daily net assets up to $150 million, 0.125% of average daily net assets from $150 million to $300 million, and 0.10% of average daily net assets above $300 million.
Management Fees
2.	Burnham Asset Management Corporation (the “Adviser”) serves as the adviser to the funds. The Adviser is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each fund at the following rates:

Burnham Fund	0.60%
Burnham Financial Services Fund	0.75%
Burnham Financial Industries Fund	0.90%
Burnham U.S. Government Money Market Fund	0.40%
The Adviser’s basic fee with respect to the Burnham Financial Industries Fund may be adjusted upward or downward based on the performance of Class A shares, (by up to 0.10% of the fund’s average daily net assets) depending on whether and to what extent the fund’s performance for the relevant performance period, which consists of the current month and the prior 35 months, or such shorter period since commencement of the fund’s operations, exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month. For the period ended June 30, 2011, the Adviser’s fee for the Burnham Financial Industries Fund was adjusted upward by 0.05%.
Distribution Fees and Commissions
3.	Burnham Securities Inc. (the “Distributor”) serves as principal distributor to the funds pursuant to a distribution agreement. The funds (other than the Burnham U.S. Government Money Market Fund) have adopted distribution plans under the Investment Company Act of 1940, as amended, to reimburse the Distributor for services provided for distributing shares of the funds.
The following funds pay the Distributor a distribution fee of:

	Class A	Class B	Class C
Burnham Fund	0.25%	0.75%	0.75%
Burnham Financial Services Fund	0.25%	0.75%	0.75%
Burnham Financial Industries Fund	0.30%	—	0.75%
The following funds pay the Distributor a service fee of:

	Class B	Class C
Burnham Fund	0.25%	0.25%
Burnham Financial Services Fund	0.25%	0.25%
Burnham Financial Industries Fund	—	0.25%
For the period ended June 30, 2011, the Distributor also received fees from shareholder transactions and portfolio trades:

	Class A
	Sales
	Commission/	Class B		Broker
	CDSC	CDSC	Class C	Commissions
Burnham Fund	$2,348	$—	$38	$46,251
Burnham Financial Services Fund	$2,799	$—	$1,704	$—
Burnham Financial Industries Fund	$5,553	$—	$1,113	$—
Offering Price
4.	For Class A shares, the offering price, with maximum 5% sales charge was $31.89, $17.57 and $11.84 for the Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund, respectively. The redemption price is NAV. For Class B and Class C shares, the offering price is NAV and the redemption price varies with any CDSC charged.
Expenses
5.	The Adviser adopted a contractual Expense Limitation Agreement (the “Agreement”) for the Burnham Fund, Burnham Financial Services Fund and the Burnham Financial Industries Fund. Under the Agreement, the Adviser contractually limits the following funds’ total annual expenses to the rates below based on average net assets for Class A, Class B and Class C:

	Class A	Class B	Class C
Burnham Fund	1.59%	2.34%	2.34%
Burnham Financial Services Fund	1.80%	2.55%	2.55%
Under the Agreement, the Adviser contractually limits the total annual operating expenses of each Burnham Financial Industries Fund share class by limiting “other expenses” to 0.65%. The Agreement will terminate on April 30, 2012 and may be continued from year to year thereafter, if agreed by all parties to the Agreement.

As stated in the Agreement, expense limits will not apply to, and the Adviser will not reimburse a fund for interest, charges or borrowings, taxes, brokerage commissions and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the fund’s business (e.g., proxy expenses, litigation and indemnification) and expenses that may be approved by the Board of Trustees. For the period ended June 30, 2011, the dividend expense and interest expense for securities sold short was $236,705 and $19,995 for the Burnham Financial Industries Fund. For the period ended June 30, 2011, there were no extraordinary expenses allocated to the funds.

Total annual operating expenses for Burnham Financial Industries Fund Class I are also voluntarily limited to 1.37%

Pursuant to the Agreement, any waivers and reimbursements made by the Adviser to a fund are subject to recoupment by the Adviser within the following three years provided the fund is able to effect repayment and remain in compliance with applicable expense limitations.

The Adviser may from time to time voluntarily agree to waive all or a portion of its management fee from the Burnham U.S. Government Money Market Fund. Any such waiver by the Adviser may be discontinued or modified by the Adviser at any time. The amount of any waived fees is subject to recoupment by the Adviser from the Burnham U.S. Government Money Market Fund within the same calendar year in which the fees were waived and the three subsequent calendar years, provided that no amount may be recouped that would cause the Burnham U.S. Government Money Market Fund’s total expense ratio as a result of such recoupment to exceed 1.00%. In no event shall the recoupment exceed 0.10% of daily net assets of the Burnham U.S. Government Money Market Fund.
30 NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (Unaudited)
For the period ended June 30, 2011, the Adviser’s net recoupment or net reimbursement was as follows:

			Subject to
	Recoupment	Reimbursement	Recoupment
Burnham Financial Services Fund	$7,820	$44,055	$231,148
Burnham Financial Industries Fund	$—	$52,337	$219,141
Burnham U.S. Government Money Market Fund	$—	$671,889	$2,876,361
Securities and Written Options Transactions
6.	The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 2011, were as follows:

	Purchases	Sales
Burnham Fund	$34,491,524	$40,566,280
Burnham Financial Services Fund	$46,689,964	$47,872,322
Burnham Financial Industries Fund	$87,675,252	$117,537,347
Written option activity for the funds was as follows:
Burnham Fund

Written options	Number of contracts	Premiums
Outstanding at December 31, 2010	—	$—
Written	270	406,968
Closed	(240)	(344,340)

Outstanding at June 30, 2011	30	$62,628

Burnham Financial Services Fund

Written options	Number of contracts	Premiums
Outstanding at December 31, 2010	820	$72,625
Written	200	30,496
Expired	(820)	(72,625)
Closed	(200)	(30,496)

Outstanding at June 30, 2011	—	$—

Burnham Financial Industries Fund

Written options	Number of contracts	Premiums
Outstanding at December 31, 2010	10,960	$1,290,438
Written	15,850	2,027,690
Expired	(6,706)	(773,126)
Closed	(11,800)	(1,506,491)
Exercised	(2,504)	(337,069)

Outstanding at June 30, 2011	5,800	701,442

Distributions and Taxes
7.	It is each fund’s intention to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required.
Officers and Trustees Interests
8.	Officers and trustees owned a portion of the following funds’ outstanding shares as of June 30, 2011:

Burnham Fund	0.87%
Burnham Financial Services Fund	0.41%
Burnham Financial Industries Fund	0.25%
Burnham U.S. Government Money Market Fund	0.01%
Substantially all of the assets of the Burnham U.S. Government Money Market Fund are owned by customers of the fund’s distributor and affiliates.
Securities Lending
9.	At June 30, 2011, securities or a portion of these securities are out on loan. The aggregate market value of these loaned securities and the value of the cash collateral the funds received are as follows:

	Loaned Securities	% of	Value of
	Market Value	Net Assets	Cash Collateral
Burnham Fund	$4,488,512	5.49%	$4,581,720
Burnham Financial Services Fund	$2,708,488	5.37%	$2,785,162
Burnham Financial Industries Fund	$2,500,528	3.10%	$2,588,134
Disclosure of Certain Commitments and Contingencies
10.	In the normal course of business, the funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the funds under these arrangements is unknown, as this would involve future claims that may be made against the funds that have not yet occurred. However, based on experience, the funds expect the risk of loss to be remote.
Transactions with Affiliated Securities
11.	During the period ended June 30, 2011, the Burnham Financial Services Fund and Financial Industries Fund owned shares of the following affiliated securities. An affiliated security is a security in which the fund has ownership of at least 5% of the voting securities.

			Change in
	Value at	Cost of	Unrealized	Value at	Dividend
Affiliate	12/31/10	Purchases	Gain/(Loss)	6/30/11	Income
Burnham Financial Services Fund:
Peregrine
Holdings LLC	$303,821	$—	$—	$303,821	$—
Western
Liberty
Bancorp	$1,618,286	$—	$(719,899)	$898,387	$—

Burnham Financial Industries Fund:
Western
Liberty
Bancorp	$6,597,034	$—	$(2,934,710)	$3,662,324	$—
Restricted Securities
12.	With the exception of the Burnham U.S. Government Money Market Fund, the funds may not invest more than 15% of net assets in securities subject to legal or contractual risks (“restricted securities”). At June 30, 2011, the Burnham Financial Services Fund owned the following restricted securities, which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”). The value of these securities is determined using quotations supplied by a pricing service or broker, or if not available, is determined in good faith pursuant to procedures adopted by the Board of Trustees. Certain of these securities may be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act.

	Description,
	Date of Purchase,
Fund	% of Net Assets	Shares	Cost	Value
Burnham Financial Services Fund	Bank of Atlanta 05/08/06 0.57%	228,572	$1,600,004	$285,715
	Peregrine Holdings LLC 05/31/02 0.60%	275,000	$303,821	$303,821
NOTES TO FINANCIAL STATEMENTS 31

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Industry Risk
13.	The Burnham Financial Services Fund and Burnham Financial Industries Fund may be disproportionately affected by events affecting the financial services sector. Events affecting the financial services sector may include the following:
•	Bank viability/liquidity

•	Change in income conditions and interest rates

•	Financial companies may fall out of favor

•	Concentration of investments may increase volatility of the fund
Short-term Trading (Redemption Fee)
14.	Shareholders in the Burnham Fund, Burnham Financial Services Fund and the Burnham Financial Industries Fund are subject to a redemption fee equal to 2.00% of the proceeds for the redemption of shares within 30 days of purchase. All redemption fees are retained by the applicable fund and accounted for as an addition to paid-in capital.
Fair Value of Financial Instruments
15.	Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quote prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tired into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1—Prices are determined using unadjusted exchange traded prices in active markets for identical securities. This technique is used for exchange traded domestic common and preferred equities and certain options.

Level 2—Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3—Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are available, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the trust’s valuation committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following is a summary of the tiered valuation input levels, as of June 30, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At June 30, 2011	Level 1	Level 2	Level 3	Total

Burnham Fund
Common Stock:
Consumer Discretionary	$16,043,180	$—	$—	$16,043,180
Consumer Staples	834,000	—	—	834,000
Energy	22,162,400	—	—	22,162,400
Financial Services	6,867,500	—	—	6,867,500
Health Care	2,817,630	—	—	2,817,630
Industrials	6,784,650	—	—	6,784,650
Information Technology	12,090,940	—	—	12,090,940
Materials	2,116,000	—	—	2,116,000
Telecommunications Services	1,861,500	—	—	1,861,500
Preferred Stock:
Consumer Discretionary	974,800	—	—	974,800
Exchange Traded Funds	2,919,600	—	—	2,919,600
Other Debt Obligation	—	11,034,952	—	11,034,952
Written Options	(107,820)	—	—	(107,820)
Burnham Financial Services Fund
Common Stock:
Banks	$23,748,452	$357,817	$—	$24,106,269
Diversified Financials	6,523,064	898,387	303,821	7,725,272
Thrifts & Mortgage Finance	17,130,772	—	285,715	17,416,487
Warrants:
Banks	—	2,721	—	2,721
Other Debt Obligation	—	3,665,558	—	3,665,558
Burnham Financial Industries Fund
Common Stock:
Banks	$31,142,959	$—	$—	$31,142,959
Diversified Financials	30,775,186	3,662,324	—	34,437,510
Thrifts & Mortgage Finance	15,493,140	—	—	15,493,140
Warrants:
Banks	—	8,163	—	8,163
Other Debt Obligation	—	2,963,379	—	2,963,379
Purchased Options	22,000	—	—	22,000
Short Sales	(9,695,484)	—	—	(9,695,484)
Written Options	(404,400)	(55,425)	—	(459,825)
32 NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

At June 30, 2011	Level 2	Level 2	Level 3	Total

Burnham U.S. Government Money Market Fund
U.S. Government Agency Obligations	$—	$72,627,728	$—	$72,627,728
U.S. Government Asset Backed Commercial Paper	—	24,996,833	—	24,996,833
Certificates of Deposit	—	46,000,233	—	46,000,233
Repurchase Agreement	—	88,300,000	—	88,300,000
Other Debt Obligation	—	106,969	—	106,969
During the period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.

The following table summarizes the change in value associated with Level III financial instruments carried at fair value for the period ended June 30, 2011:

Burnham Financial Services Fund	Level 3 assets

Common Stock:
Balance, January 1, 2011	$589,536
Change in unrealized appreciation/(depreciation)	—

Balance, June 30, 2011	$589,536

Disclosures about Derivative Instruments and Hedging Activities
16.	Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”) requires enhanced disclosures to provide information about the reasons the funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.

The following is a summary of the fair valuations of the funds’ derivative instruments categorized by risk exposure as of June 30, 2011:
Fair Value of Derivative Instruments
As of June 30, 2011
Asset Derivatives

Derivatives not
accounted	Statement
for as hedging	of Assets
instruments under	& Liabilities
ASC 815	Location	Fund	Fair Value

Equity Contracts	Investments at cost of unaffiliated Securities	Burnham Financial Industries Fund	$22,000
Liability Derivatives

Derivatives not
accounted	Statement
for as hedging	of Assets
instruments under	& Liabilities
ASC 815	Location	Fund	Fair Value

Equity Contracts	Options written, at	Burnham Fund	$107,820
	Value	Burnham Financial Industries Fund	459,825
The Effect of Derivative Instruments on the Statements of Operations
For the Period Ended June 30, 2011

Change in
Derivatives not
accounted				Change in
for as hedging	Location of		Realized	Unrealized
instruments under	Gain or (Loss)		Gain or (Loss)	Appreciation or
ASC 815	on Derivatives	Fund	on Derivatives	(Depreciation)

Equity Contracts	Realized gain from purchased and written options	Burnham Fund	$100,886
		Burnham Financial Services Fund	40,519
		Burnham Financial Industries Fund	1,678,816
	Net unrealized appreciation (depreciation) of purchased and written option transactions	Burnham Fund		$(434,241)
		Burnham Financial Services Fund		(68,650)
		Burnham Financial Industries Fund		(338,421)
The derivative instruments outstanding as of period end as disclosed in the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the funds.
Recently Issued Accounting Pronouncements
17.	In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 clarifies existing requirements for measuring fair value and for disclosure about fair value measurements in converged guidance of the FASB and the International Accounting Standards Board. The amendments are to be applied prospectively. The amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted. The Adviser is currently evaluating the impact ASU No. 2011-04 will have on the financial statement disclosures.
NOTES TO FINANCIAL STATEMENTS 33

Other Information (Unaudited)
UNDERSTANDING YOUR FUND EXPENSES
As a shareholder of the Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, or the Burnham U.S. Government Money Market Fund (the “funds”), you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2011 to June 30, 2011.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
	Actual Expenses			(5% Return Before Expenses)
			Expenses			Expenses
	Beginning	Ending	Paid During	Beginning	Ending	Paid During
	Account	Account	Period*	Account	Account	Period*
	Value	Value	1/1/2011-	Value	Value	1/1/2011-	Expense
	1/1/2011	6/30/2011	6/30/2011	1/1/2011	6/30/2011	6/30/2011	Ratio**
Burnham Fund
Class A	$1,000	$1,056	$7.45	$1,000	$1,018	$7.31	1.46%
Class B	1,000	1,053	11.15	1,000	1,014	10.94	2.19%
Class C	1,000	1,052	11.28	1,000	1,014	11.07	2.22%
Burnham Financial Services Fund
Class A	$1,000	$970	$8.80	$1,000	$1,016	$9.01	1.80%
Class B	1,000	966	12.44	1,000	1,012	12.73	2.55%
Class C	1,000	966	12.44	1,000	1,012	12.73	2.55%
Burnham Financial Industries Fund
Class A	$1,000	$944	$12.13	$1,000	$1,012	$12.56	2.52%
Class C	1,000	940	15.45	1,000	1,009	16.00	3.21%
Class I	1,000	942	7.71	1,000	1,017	8.01	1.60%
Burnham U.S. Government Money Market Fund	$1,000	$1,000	$0.97	$1,000	$1,024	$0.99	0.20%

*	Expenses are equal to each fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

**	The Expense Ratios in this table do not match the ratios of expenses to average net assets in the “Financial Highlights” section of the report (the “Highlights Ratios”) because the Highlights Ratios reflect the operating expenses of the fund and do not include ratios of “Acquired Fund Fees and Expenses.” “Acquired Fund Fees and Expenses” are incurred indirectly by the Burnham Fund, as a result of its investments in other investment funds.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 874-3863; (2) on the funds’ website located at http://www.burnhamfunds.com;and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) web-site located at http://www.sec.gov.
Portfolio Holdings
The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Form N-Q is available (1) by calling (800) 874-3863; (2) on the funds’ website located at http://www.burnhamfunds.com; (3) on the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.
34 OTHER INFORMATION

Board Of Trustees’ Evaluation And Approval Of Investment Advisory And Sub-Advisory Agreements
Factors Considered by the Independent Trustees in Approving the Investment Advisory and Sub-Advisory Agreements
The 1940 Act requires that the continuance of the Funds’ Investment Advisory and Sub-Advisory Agreements (the “Agreements”) be approved annually both by the Board of Trustees and also by a majority of the Independent Trustees voting separately. The continuance of each such Agreement was most recently considered and approved at a meeting of the Board of Trustees called for that purpose and held on May 19, 2011. The Board, including the Independent Trustees, determined that the terms of each Agreement are fair and reasonable and approved the continuance of each of the Agreements. In making such determinations, the Independent Trustees met independently from the interested Trustee of the Trust and officers of Burnham Asset Management Corp. (“Burnham”), the Sub-Advisers (as defined below), and their affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees.
Both in the meeting specifically held to address the continuance of the Agreements and at other meetings during the course of the year, the Board, including the Independent Trustees, received materials relating to Burnham’s and the Sub-Advisers’ investment and management services under the Agreements. These materials included (i) information on the investment performance of the Funds and relevant indices over various time periods, (ii) sales and redemption data with respect to the Funds, (iii) the general investment outlook in the markets in which the Funds invest, (iv) arrangements in respect of the distribution of the Funds’ shares, (v) the procedures employed to determine the value of each Fund’s assets, (vi) the allocation of the Funds’ brokerage, including to an affiliate of Burnham, and the use of “soft” commission dollars to pay for research and brokerage services, and (vii) the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics, and the structure and responsibilities of Burnham’s and the Sub-Advisers’ compliance departments.
In evaluating the Agreements, the Board, including the Independent Trustees, requested, reviewed and considered materials furnished by Burnham and the Sub-Advisers, including, without limitation, information regarding Burnham, Reich & Tang Asset Management LLP (“Reich & Tang”), Mendon Capital Advisors Corp. (“Mendon”; together with Reich & Tang, the “Sub-Advisers”), their affiliates, and personnel, operations and financial condition. The Board, including the Independent Trustees, discussed with representatives of Burnham and Mendon (including the Fund portfolio managers associated with those firms) the operations of the Funds and the capabilities of Burnham to provide advisory and other services to the Funds and supervise the Sub-Advisers in their provision of sub-advisory services to certain Funds. Among other written and oral information, the Board, including the Independent Trustees, requested and was provided information regarding:
•	the investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	the fees charged by Burnham for investment advisory and administrative services, as well as other compensation received by Burnham and its affiliates;

•	the fees paid to the Sub-Advisers by Burnham;

•	the waivers of fees and reimbursements of expenses at times by Burnham and Reich & Tang and current expense cap arrangements;

•	the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;

•	the investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers (prepared by a third party analytic firm, Lipper, Inc. (“Lipper”));

•	investment management staffing and the experience of the investment advisory, administrative and other personnel (including the personnel of Burnham and the Sub-Advisers) providing services to the Funds and the historical quality of the services provided by Burnham and the Sub-Advisers; and

•	the profitability to Burnham and Burnham Securities Inc. (“BSI”) of managing, administering and distributing the Funds and the methodology in allocating expenses to the management of the Funds.
The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Agreements:
1.	Nature, Extent, and Quality of Services. The Board, including the Independent Trustees, considered the nature, quality and extent of advisory, administrative and shareholder services performed by Burnham, including portfolio management for the Burnham Fund and supervision of the Sub-Advisers for the other Funds, supervision of operations for all Funds and compliance and regulatory filings for the Funds and disclosures to Fund shareholders, general oversight of the Sub-Advisers and other service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Trustees, in their capacity as trustees, providing the services of a chief compliance officer for the Trust and other services. The Board, including the Independent Trustees, noted the Funds’ record of compliance with their investment policies and restrictions, and the quality of managerial and administrative services provided by Burnham (in both its capacity as adviser and administrator) in an increasingly regulated industry. The Board, including the Independent Trustees, concluded that the services are extensive in nature and that Burnham consistently delivered a high level of service for each Fund.
OTHER INFORMATION 35

Board Of Trustees’ Evaluation And Approval Of Investment Advisory And Sub-Advisory Agreements (continued)
With regard to the Sub-Advisers, the Board, including the Independent Trustees, considered the nature, quality and extent of the services provided by each Sub-Adviser, particularly portfolio management, and concluded that the services are appropriate and consistent with their agreements with the Funds.
2.	Investment Performance of the Funds, Burnham and the Sub-Advisers. The Board, including the Independent Trustees, considered short-term and long-term investment performance for the Burnham Fund over various periods of time as compared to both relevant indices and the performance of such Fund’s Lipper peer group. The Board recognized from long experience with the manager that investments are not selected with a conscious growth or value bias in mind, noting that, in fact, the Fund’s style categorization had changed over time. Rather, the Board understood the risk-averse, tax-sensitive style employed by the Burnham Fund and the emphasis on long-term holding periods, both of which distinguish the Burnham Fund’s investment style from many other large-cap core funds included in the Lipper materials. Nonetheless, the Burnham Fund was in the first quartile for one-, three-, five- and ten-year periods ended March 31, 2011, in relation to its Lipper Performance Group. The Board also considered the S&P 500® Index to be an imperfect benchmark for comparison purposes, given the significant variation between the securities comprising the S&P 500® Index and the characteristics of securities typically held by the Burnham Fund. The Board concluded that the Burnham Fund’s performance was satisfactory when viewed in the context of its historic investment style, and was consistent with the Fund’s investment approach consistently communicated to investors.

The Board also considered the investment performance of the Burnham Financial Industries Fund and the Burnham Financial Services Fund, for which Mendon serves as Sub-Adviser, in relation to their respective peers as shown in the Lipper materials and to relevant indices over available time periods. The Trustees noted the specialized nature of these Funds and the impact of the sub-prime mortgage difficulties and liquidity crisis on financial services companies and on the Funds’ more recent performance. The Board also took note of the portfolio manager’s presentation concerning the impact of the sub-prime mortgage difficulty and related matters on bank stocks, which have been an ongoing focus of the Funds. The Board also considered the impact of negative cash flows caused primarily by withdrawals associated with investors’ sector preferences on the manager’s investment flexibility. The Trustees concluded that these Funds had performed satisfactorily over three- and five-year periods ended March 31, 2011 in relation to their Lipper Performance Groups given their investment mandates and style and the current market conditions affecting financial stocks, although the Funds have underperformed in the shorter-term.

The Independent Trustees also considered the performance of the U.S. Government Money Market Fund for which Reich & Tang serves as Sub-Adviser, and concluded that the investment performance of Reich & Tang was competitive but that the U.S. Government Money Market Fund’s expenses were slightly higher than money market funds offered as part of larger fund families where costs of the fund family can be spread over a larger asset base. The Board also noted that the historically low interest rate environment has resulted in the Fund’s not generating any positive yield, despite fee waivers, for an extended period.

3.	Costs of Services and Profits Realized by Burnham.

(a)	Costs of Services to Funds: Fees and Expenses. The Independent Trustees considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by Burnham and the Sub-Advisers to other accounts (if any) with substantially similar investment mandates. The Board viewed favorably the current and historic willingness of Burnham to limit the total expense ratios of certain Funds and the agreement to contractually waive fees and reimburse expenses currently in effect.

The Board, including the Independent Trustees, noted that the contractual management fees for the Burnham Fund were at the median within its Lipper peer group, but that those for the Financial Services, and Financial Industries Funds were above the median and the management fees for the U.S. Government Money Market Fund were at the high end of its peer group. Each Fund’s total expense ratio was above its peers. The Board considered that the higher relative expense ratios were primarily related to the small sizes of certain Funds and of the Fund complex as a whole.

The Board concluded that, for each Fund, the advisory fee is acceptable based upon the qualifications, experience, reputation and performance of Burnham and the relevant Sub-Adviser and the moderate overall expense ratio of the Funds given the relatively small size of the Funds and the Fund complex.

(b)	Profitability and Costs of Services to Burnham. The Board, including the Independent Trustees, considered Burnham’s discussion concerning its profitability and costs attributable to the Funds as part of the Burnham fund complex. The Board recognized that increased fixed costs, particularly legal and audit fees, have a greater impact on smaller fund families, such as the Burnham funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ expenses compare unfavorably to many funds identified as peers by Lipper. The Board also considered whether the amount of Burnham’s profit is a fair entrepreneurial profit for the management of the Funds. The Board also was aware of the impact of lower aggregate fund assets on the Adviser’s fee and the amount of expenses being absorbed due to contractual expense waivers. The Board, including the Independent Trustees, concluded that the Adviser’s profitability was not excessive, particularly in light of the quality of the services being provided to the Funds. The Independent Trustees did not review profitability data for the
36 OTHER INFORMATION

Board Of Trustees’ Evaluation And Approval Of Investment Advisory And Sub-Advisory Agreements (continued)
Sub-Advisers because the subadvisory fees had been negotiated on an arm’s-length basis by Burnham and the Funds are not directly responsible for paying such fees.

4.	Extent of Economies of Scale as the Funds Grow. The Board, including the Independent Trustees, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Independent Trustees noted the Funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as fund assets grow. However, given the relatively small size of each Fund and of the Fund complex as a whole, the Board did not believe that significant (if any) economies of scale have been achieved.

5.	Whether Fee Levels Reflect Economies of Scale. The Board, including the Independent Trustees, also considered enhancements in personnel and services provided to the Funds by Burnham in recent years, particularly in the area of administration, investor services and regulatory compliance, without an increase in fees. The Board also recognized that Burnham and the Funds have benefited as a result of lower fees to certain service providers in recent years.

6.	Other Relevant Considerations

(a)	Personnel and Methods. The Board, including the Independent Trustees, considered the size, education and experience of the staff of Burnham and the Sub-Advisers, their fundamental research capabilities and approach to recruiting, training and retaining portfolio management and other research and management personnel, and concluded that these attributes enable them to provide a high level of services to the Funds. The Board also considered the favorable history, reputation, qualifications and background of Burnham and each Sub-Adviser, as well as the qualifications of their personnel.

((b)	Other Benefits. The Board, including the Independent Trustees, also considered the character and amount of other direct and incidental benefits received by Burnham, Mendon, Reich & Tang, and their affiliates from their association with the Funds, including the relatively small amount of soft dollar services received by Mendon and the brokerage commissions received by, and the amount of 12b-1 fees and sales commissions retained by BSI. The Board concluded that potential “fall-out” benefits that Burnham, Mendon, Reich & Tang and their affiliates may receive, such as greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Funds.
Conclusions
In considering the Agreements, the Board, including the Independent Trustees, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Based on this review, it was the judgment of the Board that shareholders of the Burnham Fund had received satisfactory performance at reasonable fees. With respect to each other Fund, it was the judgment of the Board that shareholders had received satisfactory performance at reasonable prices in the context of their investment strategies and, with respect to the Financial Services and Financial Industries Funds, the sectors in which they invest. Therefore, re-approval of the Agreements was in the best interests of the Funds and their shareholders. As a part of its decision-making process, the Board noted that Burnham, Mendon and Reich & Tang have long-standing relationships with the Funds they advise or sub-advise, as applicable, and the Board believes that a long-term relationship with capable, conscientious advisers is in the best interests of the Funds. The Board considered, generally, that shareholders invested in the Funds knowing that Burnham and, in some cases, a Sub-Adviser, managed the Fund and knowing their investment management fee schedules. As such, the Board considered, in particular, whether Burnham and the Sub-Advisers managed the Funds in accordance with their investment objectives and policies as disclosed to shareholders.
OTHER INFORMATION 37

WHAT DOES THE BURNHAM INVESTORS TRUST DO WITH YOUR
FACTS	PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • account balances • account transactions • transaction history • wire transfer instructions • checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Burnham Investors Trust chooses to share; and whether you can limit this sharing.

Does Burnham
Investors Trust
Reasons we can share your personal information	share?	Can you limit this sharing?

For our everyday business purposes —
such as to process your transactions, maintain your
account(s), respond to court orders and legal
investigations, or report to credit bureaus	Yes	No

For our marketing purposes —
to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes —
information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes —
information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions? Call 800-462-2392 or go to www.burnhamfunds.com
38 OTHER INFORMATION

What we do

How does Burnham Investors Trust	To protect your personal information from unauthorized access and use, we use
protect my personal information?	security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Burnham Investors Trust	We collect your personal information, for example, when you
collect my personal information?
• open an account
• pay us by check
• give us your contact information
• show us your driver’s license
• make a wire transfer

Why can’t I limit all sharing?	Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Burnham Asset Management Corp. and Burnham Securities Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• Burnham Investors Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

• Burnham Investors Trust does not jointly market.

OTHER INFORMATION 39

Distributor:
Burnham Securities, Inc.
1325 Avenue of the Americas, 26th
Floor New York, NY 10019
phone: 1-800-874-FUND (3863)
internet: www.burnhamfunds.com
email: contact@burnhamfunds.com
This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.
Because this report gives data about the past, the funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.
OFFICERS OF THE TRUST
Jon M. Burnham
President and Chief Executive Officer
Michael E. Barna
Executive Vice President, Chief Financial Officer,
Treasurer and Secretary
Debra B. Hyman
Executive Vice President
Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Officer
Ronald M. Geffen
Vice President
Thomas N. Calabria
Chief Compliance Officer
BOARD OF TRUSTEES
Chairman
Jon M. Burnham
Trustees
Joyce E. Heinzerling
Suzanne D. Jaffe
David L. Landsittel
Bruce Mac Corkindale
John C. McDonald
Robert F. Shapiro

Item 2. Code of Ethics.
     Not applicable to this filing.
Item 3. Audit Committee Financial Expert.
     Not applicable to this filing.
Item 4. Principal Accountant Fees and Services.
     Not applicable to this filing
Item 5. Audit Committee of Listed Registrants.
     Not applicable to this filing.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable to this filing.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not Applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
     There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act, (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1)	Not applicable to this filing.

(a)	(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)	(3)	Not applicable to this filing.

(b)		Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Burnham Investors Trust

By (signature and title)*	/s/ Jon M. Burnham

Jon M. Burnham Chief Executive Officer (Principal Executive Officer)

Date	September 7, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/ Jon M. Burnham

Jon M. Burnham Chief Executive Officer (Principal Executive Officer)

Date	September 7, 2011

By (signature and title)*	/s/ Michael E. Barna

Michael E. Barna Chief Financial Officer (Principal Financial Officer)

Date	September 7, 2011